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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                               --------------


                                  FORM 8-K

                               --------------



                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):
                              March [ ], 1998


                       J.P. MORGAN & CO. INCORPORATED
           (Exact name of registrant as specified in its charter)




      Delaware
  (State or other                  1-5885                   13-2625764
  jurisdiction of              (Commission File No.)      (IRS Employer
   incorporation)                                        Identification No.)



                               60 Wall Street
                          New York, NY 10260-0060
                  (Address of principal executive offices)


                               (212) 483-2323
            (Registrant's telephone number, including area code)













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



Item 5.  Other Events.


     On October 24, 1997, J.P. Morgan & Co. Incorporated, a Delaware corporation (the "Registrant"), and J.P. Morgan Index Funding Company I, a Delaware statutory business trust (the "Trust"), filed with the Securities and Exchange Commission (the "SEC") a registration statement (Registration Nos. 333-38633 and 333-38633-01) (the "Registration Statement") relating to the issuance by the Trust of commodity-indexed preferred securities (the "Preferred Securities") which are guaranteed to a certain extent by the Registrant. The Registration Statement was declared effective by the SEC on November 14, 1997. Each holder of the Preferred Securities shall have the right to enforce the Guarantee Agreement and the Related Note Guarantee Agreement against the Registrant without first seeking enforcement thereof by the Property Trustee on such holder's behalf. Accordingly, the Registrant hereby amends the following exhibits to the Registration
Statement: Exhibit 3(b)(2), the Amended and Restated Declaration of Trust of the Trust; Exhibit 4(b)(1), the Form of Amended and Restated Guarantee Agreement with respect to Preferred Securities issued by the predecessor of the Trust; Exhibit 4(b)(2), the Form of Guarantee Agreement with respect to Preferred Securities issued by the Trust; Exhibit 4(c), the Form of Related Note Guarantee Agreement with respect to Related Notes issued in connection with the issuance of Preferred Securities issued by the Trust, in each case as attached hereto and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.



     (a) Financial statements of Businesses Acquired:

     None.

     (b) Pro Forma Financial Information:





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     None.

     (c) Exhibits:



Exhibit No.              Description

Exhibit 3(b)(2) --       Amended and Restated Declaration of Trust of
                         J.P. Morgan Index Funding Company I.

Exhibit 4(b)(1) --       Form of Amended and Restated Guarantee
                         Agreement with respect to Preferred
                         Securities issued by the predecessor of
                         the Trust.

Exhibit 4(b)(2) --       Form of Guarantee Agreement with respect
                         to Preferred Securities issued by the
                         Trust.

Exhibit 4(c)    --       Form of Related Note Guarantee Agreement.



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 J.P. MORGAN & CO. INCORPORATED

Date:  March 27, 1998
                                 By:
                                    /s/ Gene A. Capello
                                    --------------------------
                                    Name:  Gene A. Capello
                                    Title: Vice President and Assistant
                                           General Counsel

Exhibit Index

The following exhibits are filed herewith:




Exhibit No.              Description

Exhibit 3(b)(2) --       Amended and Restated Declaration of Trust
                         of J.P. Morgan Index Funding
                         Company I.

Exhibit 4(b)(1) --       Form of Amended and Restated Guarantee
                         Agreement with respect to Preferred
                         Securities issued by the predecessor of
                         the Trust.

Exhibit 4(b)(2) --       Form of Guarantee Agreement with respect
                         to Preferred Securities issued by the
                         Trust.

Exhibit 4(c)    --       Form of Related Note Guarantee Agreement.

                                                  EXHIBIT 3(b)(2)





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            AMENDED AND RESTATED DECLARATION OF TRUST

                                OF

               J.P. MORGAN INDEX FUNDING COMPANY I


                        -----------------



                    DATED AS OF MARCH 26, 1998















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                        TABLE OF CONTENTS*

                                                             Page


PARTIES...................................................... 1




RECITALS..................................................... 1


                            ARTICLE I

                           Definitions


SECTION 1.01   Certain terms defined; other terms
                  defined in the Trust Indenture Act
                  of 1939, as amended, or by reference
                  therein in the Securities Act of
                  1933, as amended, to have the
                  meanings assigned therein...................2

               Affiliate..................................... 2
               Book Entry Interest........................... 3
               Business Day.................................. 3
               Business Trust Act............................ 3
               Certificate................................... 3
               Certificate of Trust.......................... 3
               Clearing Agency............................... 3
               Clearing Agency Participant................... 3
               Code.......................................... 3
               Commission.................................... 3
               Common Securities............................. 3
               Common Security Certificate................... 4
               Covered Person................................ 4
               Declaration Supplement........................ 4
               Definitive Preferred Security
                  Certificates............................... 4
               Delaware Trustee.............................. 4
               Depositary Agreement.......................... 4
               Distribution.................................. 4
               DTC........................................... 4
               Early Redemption Value........................ 4
               Event of Default.............................. 4

--------

     * This Table of Contents does not constitute part of the Amended and Restated Declaration of Trust and should not have any bearing upon the interpretation of any of its terms or provisions.

                                                            Contents p. 2






                                                             Page


               Exchange Act.................................. 4
               Existing Declaration.......................... 4
               Face Amount................................... 4
               Fiscal Year................................... 5
               Global Certificate............................ 5
               Holder........................................ 5
               Indemnified Person............................ 5
               Indexed Security.............................. 5
               Investment Company............................ 5
               Investment Company Act........................ 5
               Legal Action.................................. 5
               Liquidation Distribution...................... 5
               Majority in Principal Amount.................. 5
               Ministerial Action............................ 6
               Morgan Guaranty............................... 6
               Note.......................................... 6
               Note Event of Default......................... 6
               Note Guarantee................................ 6
               Option Closing Date........................... 6
               Original Declaration.......................... 6
               Paying Agent.................................. 6
               Person........................................ 6
               Preferred Guarantee........................... 6
               Preferred Securities.......................... 6
               Preferred Security Beneficial Owner........... 7
               Preferred Security Certificate................ 7
               Principal Amount.............................. 7
               Property Account.............................. 7
               Property Trustee.............................. 7
               Quorum........................................ 7
               Redemption Value.............................. 7
               Regular Trustee............................... 7
               Resignation Request........................... 7
               Responsible Officer........................... 7
               Securities.................................... 8
               Securities Act................................ 8
               Series of Securities.......................... 8
               Special Event................................. 8
               Sponsor or JPM................................ 8
               Successor Delaware Trustee.................... 8
               Successor Property Trustee.................... 8
               10% in Principal Amount....................... 8
               Treasury Regulations.......................... 8
               Trust Indenture Act........................... 9
               Trustee or Trustees........................... 9
               Underwriting Agreement........................ 9





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                                                            Contents p. 3








                                                             Page

                            ARTICLE II

                       Trust Indenture Act


SECTION 2.01   Trust Indenture Act; Application.............. 9
SECTION 2.02   Lists of Holders of Preferred
                  Securities................................. 9
SECTION 2.03   Reports by the Property Trustee............... 10
SECTION 2.04   Periodic Reports to Property Trustee.......... 10
SECTION 2.05   Evidence of Compliance with Conditions
                  Precedent.................................. 10
SECTION 2.06  Voting Rights of Holders....................... 10
SECTION 2.07   Disclosure of Information..................... 15


                           ARTICLE III

                           Organization


SECTION 3.01   Name......................................... 15
SECTION 3.02   Office....................................... 15
SECTION 3.03   Issuance of the Trust Securities............. 16
SECTION 3.04   Purchase of Notes............................ 17
SECTION 3.05   Purpose...................................... 18
SECTION 3.06   Authority.................................... 18
SECTION 3.07   Title to Property of the Trust............... 19
SECTION 3.08   Powers and Duties of the Regular
                  Trustees.................................. 19
SECTION 3.09   Prohibition of Actions by Trust and
                  Trustees.................................. 22
SECTION 3.10   Powers and Duties of the Property
                  Trustee................................... 23
SECTION 3.11   Delaware Trustee............................. 26
SECTION 3.12   Certain Rights and Duties of the
                  Property Trustee.......................... 26
SECTION 3.13   Registration Statement and Related
                  Matters................................... 29
SECTION 3.14   Filing of Amendments to Certificate of
                  Trust..................................... 31
SECTION 3.15   Execution of Documents by Regular
                  Trustees.................................. 31
SECTION 3.16   Trustees Not Responsible for Recitals
                   or Issuance of Securities................ 31
SECTION 3.17   Duration of Trust............................ 31
SECTION 3.18   Assets and Liabilities Associated with
                  Series of Securities; Recordkeeping
                  of Series of Securities................... 32





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                                                            Contents p. 4








                                                             Page

                            ARTICLE IV

                             Sponsor


SECTION 4.01   Purchase of Common Securities by
                  Sponsor.................................... 33
SECTION 4.02   Expenses...................................... 33


                            ARTICLE V

                             Trustees


SECTION 5.01   Number of Trustees; Qualifications............ 34
SECTION 5.02   Appointment, Removal and Resignation
                  of Trustees................................ 36
SECTION 5.03   Vacancies Among Trustees...................... 38
SECTION 5.04   Effect of Vacancies........................... 38
SECTION 5.05   Meetings...................................... 39
SECTION 5.06   Delegation of Power........................... 39


                            ARTICLE VI

                          Distributions


SECTION 6.01   Distributions................................. 40


                           ARTICLE VII

                      Issuance of Securities


SECTION 7.01   General Provisions Regarding
                  Securities................................. 40


                           ARTICLE VIII

               Dissolution and Termination of Trust


SECTION 8.01   Dissolution and Termination of Trust.......... 42





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                                                            Contents p. 5






                                                             Page



                            ARTICLE IX

                      Transfer of Interests


SECTION 9.01   Transfer of Securities........................ 43
SECTION 9.02   Transfer of Certificates...................... 43
SECTION 9.03   Deemed Security Holders....................... 44
SECTION 9.04   Book Entry Interests.......................... 44
SECTION 9.05   Notices to Holders of Certificates............ 45
SECTION 9.06   Appointment of Successor Clearing
                  Agency..................................... 45
SECTION 9.07   Definitive Preferred Securities
                  Certificates............................... 46
SECTION 9.08   Mutilated, Destroyed, Lost or Stolen
                  Certificates............................... 46


                            ARTICLE X

             Limitation of Liability Indemnification


SECTION 10.01  Exculpation................................... 47
SECTION 10.02  Indemnification and Compensation.............. 47
SECTION 10.03  Outside Businesses............................ 48


                            ARTICLE XI

                            Accounting


SECTION 11.01  Fiscal Year.................................. 49
SECTION 11.02  Certain Accounting Matters................... 49
SECTION 11.03  Banking...................................... 50
SECTION 11.04  Withholding.................................. 50


                           ARTICLE XII

                     Amendments and Meetings


SECTION 12.01  Amendments.................................. 51
SECTION 12.02  Meetings of the Holders of Securities;
                  Action by Written Consent................ 52





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                                                            Contents p. 6








                                                             Page

                           ARTICLE XIII

               Representations of Property Trustee
                       and Delaware Trustee


SECTION 13.01  Representations and Warranties of
                  Property Trustee........................... 54


                           ARTICLE XIV

                          Miscellaneous


SECTION 14.01  Notices....................................... 55
SECTION 14.02  Undertaking for Costs......................... 57
SECTION 14.03  Governing Law................................. 57
SECTION 14.04  Headings...................................... 58
SECTION 14.05  Partial Enforceability........................ 58
SECTION 14.06  Counterparts.................................. 58
SECTION 14.07  Intention of the Parties...................... 58
SECTION 14.08  Successors and Assigns........................ 58
SECTION 14.09  Effect of Declaration Supplements............. 59
SECTION 14.10  Merger........................................ 59





SIGNATURES AND SEALS......................................... 59
EXHIBIT A  CERTIFICATE OF TRUST

EXHIBIT B  FORM OF DECLARATION SUPPLEMENT -
           TERMS OF SECURITIES

                       AMENDED AND RESTATED
                       DECLARATION OF TRUST
                                OF
               J.P. MORGAN INDEX FUNDING COMPANY I

                          MARCH 26, 1998


                         AMENDED AND RESTATED DECLARATION OF
                    TRUST ("Declaration"), dated and effective as of March 26, 1998, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), J.P. Morgan & Co. Incorporated, a Delaware corporation, as trust sponsor ("JPM" or the "Sponsor"), and the holders, from time to time, of undivided beneficial interests in the assets of the J.P. Morgan Index Funding Company I to be issued pursuant to this Declaration.


          WHEREAS the Sponsor and the Trustees entered into a Declaration of Trust dated as of December 12, 1996 (the "Original Declaration") in order to establish J.P. Morgan Index Funding Company I, a statutory business trust (the "Trust") under the Business Trust Act (as defined herein);

          WHEREAS the Certificate of Trust (the "Certificate of Trust") of the Trust was filed with the office of the Secretary of State of the State of Delaware on December 12, 1996 and a Restated Certificate of Trust was filed with the office of the Secretary of State of the State of Delaware on September 30, 1997;

          WHEREAS the Trustees and the Sponsor entered into an Amended and Restated Declaration of Trust dated as of October 10, 1997 (the "Existing Declaration") in order to evidence their desire to continue the Trust pursuant to the Business Trust Act for the purpose of, as described more fully in Sections 3.03,
3.04 and 3.05 hereof, (i) issuing and selling for cash Securities (as defined herein) of one or more Series of Securities (as defined herein) representing preferred undivided beneficial interests in the assets of the Trust associated with such Series of Securities (and the proceeds thereof) and investing the proceeds of the Securities of each Series of Securities in a Note issued by Morgan Guaranty (as defined herein) that, together with any proceeds thereof, will constitute the assets of the Trust associated with such series and will be held as an asset of the Trust for the benefit of the holders of such Securities and (ii) engaging in such other activities as are necessary, convenient or incidental thereto; and

          WHEREAS the Trustees and the Sponsor desire to enter into an Amended and Restated Declaration of Trust dated as of the date hereof in order to amend certain provisions of the Existing
Declaration;

          NOW, THEREFORE, it being the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Act, that the Existing Declaration be amended and restated in its entirety as provided herein and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets referred to in clause (i) of the previous Whereas clause purchased by the Trust will be held in trust for the benefit of the Holders (as defined herein) from time to time of the Certificates (as defined herein) issued hereunder representing undivided beneficial interests in the related assets of the Trust, subject to the provisions of this Declaration.


                            ARTICLE I

                           Definitions


          SECTION 1.01. Definitions. (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.01;
(b) a term defined anywhere in this Declaration has the same meaning throughout; (c) all references to "the Declaration" or "this Declaration" are to this Amended and Restated Declaration of Trust (including Exhibits A and B hereto (the "Exhibits")) as modified, supplemented or amended from time to time including pursuant to a Declaration Supplement (as defined herein); (d) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified; (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; (f) a reference to the singular includes the plural and vice versa; (g) the words "include", "including" and similar terms shall be construed as if followed by the phrase "without limitation"; and (h) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Declaration as a whole and not to any particular Article, Section or other subdivision.

          "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

          "Book Entry Interest" means a beneficial interest in a Global Certificate registered in the name of a Clearing Agency or a nominee thereof, ownership and transfers of which shall be maintained and made through book entries by such Clearing Agency as described in Section 9.04.

          "Business Day" means any day other than a Saturday, Sunday or any other day on which banking institutions in New
York, New York are authorized or required by law to close.

          "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et seq., as it may be amended from time to time.

          "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

          "Certificate of Trust" has the meaning set forth in the second Whereas clause above.

          "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depository for the Preferred Securities and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

          "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any Federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

          "Commission" means the Securities and Exchange
Commission.

          "Common Securities" has the meaning specified in
Section 7.01(b).

          "Common Security Certificate" means a definitive certificate in fully registered form representing a Common
Security of any Series of Securities substantially in the form of Annex II to Exhibit B.

          "Covered Person" means (i) any officer, director, shareholder, partner, member, representative, employee or agent of the Trust or its Affiliates, (ii) any officer, director, shareholder, employee, representative or agent of JPM or any of its Affiliates and (iii) the Holders from time to time of the Securities.

          "Declaration Supplement" means a supplement to this Declaration executed by the Sponsor and two Regular Trustees that provides for the issuance of a particular Series of Securities and Certificates.

          "Definitive Preferred Security Certificates" has the meaning set forth in Section 9.04.

          "Delaware Trustee" has the meaning set forth in
Section 5.01(a)(3).

          "Depositary Agreement" means an agreement among the Trust, the Property Trustee and DTC, as the same may be amended or supplemented from time to time.

          "Distribution" means a distribution payable to Holders of the Securities of the applicable Series of Securities in accordance with Section 6.01.

          "DTC" means The Depository Trust Company, the initial
Clearing Agency.

          "Early Redemption Value", with respect to any Series of Securities that are Indexed Securities, shall have the meaning, if any, set forth in the Declaration Supplement establishing such Series of Securities.

          "Event of Default" means, with respect to any Series of Securities, a Note Event of Default has occurred and is continuing under the Note associated with such Series of Securities.

          "Exchange Act" means the Securities Exchange Act of
1934, as amended from time to time, or any successor legislation.

          "Existing Declaration" has the meaning set forth in the third Whereas clause above.

          "Face Amount" means, with respect to any Security, the initial stated principal amount thereof.

          "Fiscal Year" has the meaning specified in
Section 11.01.

          "Global Certificate" has the meaning set forth in
Section 9.04.

          "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

          "Indemnified Person" means any Trustee, any Affiliate of any Trustee, any officer, director, shareholder, member, partner, employee, representative or agent of any Trustee, or any employee or agent of the Trust or any of its Affiliates.

          "Indexed Security" means any Security the stated liquidation preference or redemption value, as applicable, which varies or may vary from the Face Amount thereof.

          "Investment Company" means an investment company as defined in the Investment Company Act.

          "Investment Company Act" means the Investment Company
Act of 1940, as amended from time to time, or any successor legislation.

          "Legal Action" has the meaning specified in
Section 3.08(g).

          "Liquidation Distribution" has the meaning set forth in the terms of the Securities as set forth in Exhibit B hereto.

          "Majority in Principal Amount" means, except as otherwise required by the Trust Indenture Act and except as provided in paragraph (d) of paragraph 6 of Exhibit B hereto, with respect to any Series of Securities, Holder(s) of outstanding Securities of such series voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities of such series or Common Securities of such series voting as separate classes, who are the record owners of the relevant series or class of Securities whose Principal Amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents more than 50% of the Principal Amount of all outstanding Securities of such series or class.

          "Ministerial Action" means filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, JPM or any Holder of any Security.

          "Morgan Guaranty" means Morgan Guaranty Trust Company of New York, a trust company with full banking powers organized under the laws of the State of New York and a wholly owned subsidiary of JPM.

          "Note" means a Note associated with a particular Series of Securities evidencing a loan from the Trust to Morgan Guaranty of the proceeds of the issuances of the Securities of such series.

          "Note Event of Default" means an event or condition defined as an "Event of Default" with respect to a Note associated with a particular Series of Securities has occurred and is continuing.

          "Note Guarantee" means a Note Guarantee Agreement of JPM for the benefit of the Property Trustee, for the benefit of the Holders of Securities of a particular Series of Securities, with respect to a Note associated with such Series of Securities.

          "Option Closing Date" means the Option Closing Date as specified in any Underwriting Agreement.

          "Original Declaration" has the meaning set forth in the first Whereas clause above.

          "Paying Agent" has the meaning specified in
Section 3.10(i).

          "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "Preferred Guarantee" means a Guarantee Agreement of
JPM for the benefit of the Holders of Preferred Securities of a Series of Securities with respect to such Preferred Securities.

          "Preferred Securities" has the meaning specified in
Section 7.01(b).

          "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Preferred Security Certificate" means a definitive certificate in fully registered form representing a Preferred
Security of any Series of Securities substantially in the form of Annex I to Exhibit B.

          "Principal Amount" means, at any time with respect to any Indexed Security, the Redemption Value, the applicable Early
Redemption Value or the stated liquidation preference, as applicable, of such Indexed Security, as if determined as of such time pursuant to the terms of such Indexed Security.

          "Property Account" has the meaning specified in
Section 3.10(c)(i).

          "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.01(c) and having the duties set forth for the Property Trustee herein.

          "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both such Regular
Trustees.

          "Redemption Value", with respect to any Series of Securities that are Indexed Securities, has the meaning, if any, set forth in the Declaration Supplement establishing such Series of Securities.

          "Regular Trustee" means any Trustee other than the Property Trustee or the Delaware Trustee.

          "Resignation Request" has the meaning specified in
Section 5.02(d).

          "Responsible Officer" means, with respect to the Property Trustee, any officer of the Property Trustee with responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of, and familiarity with, the particular subject.

          "Securities" means the Common Securities and the Preferred Securities.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

          "Series of Securities" mean any series of Preferred
Securities and related Common Securities issued hereunder or pursuant to a Declaration Supplement.

          "Special Event" has the meaning set forth in
Section 5(b) of the terms of the Securities as set forth in Exhibit B hereto.

          "Sponsor" or "JPM" means J.P. Morgan & Co.
Incorporated, a Delaware corporation, or any successor entity in a merger, consolidation or other business combination transaction in its capacity as sponsor of the Trust.

          "Successor Delaware Trustee" has the meaning specified in Section 5.02(b)(ii).

          "Successor Property Trustee" means a successor Trustee possessing the qualifications to act as Property Trustee under
Section 5.02(b)(i).

          "10% in Principal Amount" means, except as otherwise required by the Trust Indenture Act and except as provided in paragraph (d) of paragraph 6 of Exhibit B hereto, with respect to any Series of Securities, Holder(s) of outstanding Securities of such series voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities of such series or Common Securities of such series, voting as separate classes, who are the record owners of the relevant series or class of Securities whose Principal Amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents 10% or more of the Principal Amount of all outstanding Securities of such series or class.

          "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "Trust Indenture Act" means the Trust Indenture Act of
1939, as amended from time to time, or any successor legislation.

          "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as a Trustee in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

          "Underwriting Agreement" means any Underwriting
Agreement among the Trust, the Sponsor and J.P. Morgan
Securities, Inc. or J.P. Morgan Securities, Ltd., as representative of the several underwriters or managers, as applicable, named therein, relating to the issuance of the Preferred Securities of any Series of Securities.


                            ARTICLE II

                       Trust Indenture Act

          SECTION 2.01. Trust Indenture Act; Application.
(a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions; (b) if and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by ss.ss. 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control; (c) for purposes of this Declaration, the Property Trustee, to the extent permitted by applicable law and/or the rules and regulations of the Commission, shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act; and (d) the application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

          SECTION 2.02. Lists of Holders of Preferred Securities.
(a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property

Trustee with such information as is required under ss. 312(a) of the Trust Indenture Act at the times and in the manner provided in ss. 312(a); and (b) the Property Trustee shall comply with its obligations under ss.ss. 310(b), 311 and 312(b) of the Trust Indenture Act.

          SECTION 2.03. Reports by the Property Trustee. Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Securities such reports as are required by ss. 313 of the Trust Indenture Act, if any, in the form, in the manner and at the times provided by ss. 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of ss. 313(d) of the Trust Indenture Act.

          SECTION 2.04. Periodic Reports to Property Trustee. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee, the Commission and the Holders of the Securities, as applicable, such documents, reports and information as required by ss. 314(a)(1)-(3) (if any) of the Trust Indenture Act and the compliance certificates required by ss. 314(a)(4) and (c) of the Trust Indenture Act, any such certificates to be provided in the form, in the manner and at the times required by ss. 314(a)(4) and (c) of the Trust Indenture Act (provided that any certificate to be provided pursuant to ss. 314(a)(4) of the Trust Indenture Act shall be provided within 120 days of the end of each Fiscal Year).

          SECTION 2.05. Evidence of Compliance with Conditions Precedent. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration which relate to any of the matters set forth in ss. 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given pursuant to ss. 314(c) shall comply with ss. 314(e) of the Trust Indenture Act.

          SECTION 2.06. Voting Rights of Holders. (a) Except as shall be otherwise established herein or in the Declaration Supplement(s) providing for the issue of any Series of Securities and except as otherwise required by the Business Trust Act,
(i) Holders of Preferred Securities of any series shall have, with respect to such Preferred Securities, no right or power to vote on any question or matter or in any proceeding or to be represented at, or to receive notice of, any meeting of Holders and (ii) all voting rights of the Trust shall be vested exclusively in the Holder of Common Securities. The Holder of the Common Securities shall determine the manner in which the Common

Securities are voted in all matters upon which the Holder of Common Securities has the right to vote. The Holder of Common Securities shall have the right to vote separately as a class on any matter on which the Holder of Common Securities has the right to vote regardless of the voting rights of any other Holder.

          (b) Subject to Section 2.06(f), if (i) the Trust fails to pay dividends or other distributions in full on the Preferred Securities of any Series of Securities for 30 days following the date on which such payment was due in accordance with the terms of such Preferred Securities; or (ii) an Event of Default (as defined in any Note associated with any Series of Securities) occurs and is continuing with respect to such Note, then (x) the Holders holding a Majority in Principal Amount of the outstanding Preferred Securities of such series, acting as a single class, will be entitled to cause the Trust, by written direction to the Property Trustee, (A) to waive any such Event of Default and its consequences or to enforce the Trust's rights under the applicable Note or Notes against Morgan Guaranty, (B) in the case of clause (i) above, to declare and pay dividends or other distributions on the Preferred Securities of such series; provided that any such payments or other distributions shall be paid solely from the proceeds of interest or other payments made on the applicable Note and received by the Trust on behalf of the Holders of the Securities of such series and (C) in the case of clause (ii) above, to waive any such Event of Default and its consequences or to enforce the Trust's rights under the Note Guarantee with respect to the Preferred Securities of such series and (y) in the case of clause (ii) above if such Event of Default is attributable to the failure of Morgan Guaranty to pay principal or interest on the Note on the date such principal or interest is otherwise payable (or in the case of a redemption, on the redemption date) any Holder of the outstanding Preferred Securities of such series may directly institute a proceeding under the Note Guarantee with respect to the Preferred Securities of such series against JPM for enforcement of payment to such Holder of the related Principal Amount of or dividends or other distributions on, as applicable, the Preferred Securities of such Holder (a "Direct Action") on or after the date of the occurrence of such Event of Default. In connection with such Direct Action, the rights of the Holder of the Common Securities of such series shall be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by JPM to such Holder of Preferred Securities in such Direct Action. For purposes of determining whether the Trust has failed to pay dividends in full within 30 days of the applicable payment date, dividends or other distributions shall be deemed to remain in arrears, notwithstanding any payments in respect thereof, until full cumulative dividends or other distributions have been or contemporaneously are declared and paid with respect to all dividend or other distribution periods terminating on or prior to the date of payment of such full cumulative dividends or other distributions. Not later than 30 days after the right to vote arises, the Property Trustee will solicit such vote. If the Property Trustee fails to solicit such vote within such 30-day period, the Holders holding 10% in Principal Amount of the outstanding Preferred Securities of the series with respect to which dividends or other distributions have not been paid, acting as a single class, will be entitled to convene such meeting. Any such voting rights shall cease immediately if, in the case of clause (i) above, the Trust shall have paid in full all accumulated and unpaid dividends or other distributions on the Securities of such Series of Securities with respect to which dividends or other distributions have not been paid or if, in the case of clause (ii) above, such default of Morgan Guaranty shall have been cured or waived. Subject to
Section 2.06(f), Holders of Preferred Securities of a Series of Securities may, by vote of at least a Majority in Principal Amount of Preferred Securities of such series, in accordance with the terms of such Preferred Securities, direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee.

          (c) If any resolution is proposed to be adopted by the Holders providing for, or the Regular Trustees propose to take, any action to effect:

          (i) any variation or abrogation of the powers, preferences and special rights of any Series of Securities by way of amendment of this Declaration or otherwise, which variation or abrogation adversely affects the Holders of the Securities of such series,

          (ii) the dissolution of the Trust, or

          (iii) the commencement of any bankruptcy, insolvency, reorganization or other similar proceeding involving the Trust,

then, in the case of any resolution or action described in clause (i) above, the Holders holding the outstanding Securities of such series the powers, preferences or special rights of which are proposed to be amended and, in the case of any resolution or action described in clause (ii) or (iii) above, the Holders holding any outstanding Securities will be entitled to vote together as a class on such resolution or action of the Sponsor (but not any other resolution or action) and such resolution or action shall not be effective except with the approval of the Holders holding a Majority in Principal Amount of such outstanding Securities or all Series of Securities, as applicable; provided that no such resolution or action shall, without the consent of each Holder of Securities of any Series of Securities affected thereby, (1) change the terms of such Holder's Securities established pursuant to Section 3.03(iii), (iv), (v), (vi), (vii), (viii) or (xi) in a manner adverse to such Holder, (2) reduce the above-stated percentage of Principal Amount necessary to approve such resolution or action,
(3) amend the provisions of this Section 2.06(c) or (4) cause the Trust to be treated as anything other than a grantor trust for United States federal income tax purposes; provided further, however, that no such approval shall be required under clauses (i) and (ii) if the dissolution of the Trust is proposed or initiated upon the occurrence of any of the events specified in Section 8.01. The powers, preferences or special rights of any Series of Securities will be deemed not to be varied by the creation or issuance of, and no vote will be required for the creation or issuance of, any other Series of Securities.

          (d) Notwithstanding any provision to the contrary herein, the first sentence of Section 9.01(c) of this Declaration may only be amended with the consent of each Holder of Securities.

          (e) Notwithstanding that Holders of Preferred Securities of any series are entitled to vote or consent under any circumstances described in this Declaration, any Preferred Securities of any series that are owned by JPM or by any entity directly or indirectly controlling or controlled by or under direct or indirect common control with JPM shall not be entitled to vote or consent and shall, for the purposes of such vote or consent, be treated as if they were not outstanding.

          (f) The right of any Holder of Securities of any Series of Securities to receive payment of Distributions on such Securities in accordance with this Declaration and the terms of such Securities set forth in the applicable Declaration Supplement on or after the respective payment dates therefor, or to institute suit for the enforcement of any such payment on or after such payment dates, shall not be impaired without the consent of such Holder.

          (g) As provided in the terms of any Series of Securities set forth in the applicable Declaration Supplement, a waiver of a Note Event of Default relating to a Note associated with any Series of Securities by the Property Trustee at the written direction of the Holders of the Preferred Securities of such series constitutes a waiver of the corresponding Event of Default under this Declaration in respect of such Series of Securities; provided that if the Note Event of Default is not waivable under the applicable Note, the Event of Default under this Declaration shall also be not waivable.

          (h)(i) Morgan Guaranty and the Property Trustee may, without the consent of the Holders of any Preferred Securities, enter into senior notes supplemental to any Note relating to any Series of Securities for, among others, one or more of the following purposes: (x) to evidence the succession of another person to, and the assumption by such successor of, Morgan Guaranty's obligations under such Note;
     (y) to add covenants of Morgan Guaranty, or surrender any rights of Morgan Guaranty, for the benefit of the Property Trustee; and (z) to cure any ambiguity, or correct any inconsistency in, such Note. Morgan Guaranty and the Property Trustee, with the consent of the Holders of not less than a Majority in Principal Amount of the outstanding Preferred Securities of any series may modify the Note relating to such Series of Securities, provided that no such modification may, without the consent of the Holders of all outstanding Preferred Securities affected thereby,
     (w) reduce the amount of Preferred Securities of such series the Holders of which must consent to any amendment, supplement or waiver of such Note; (x) reduce the rate of or extend the time for the payment of interest on the Note;
     (y) alter the method of calculation of, or reduce, the amount paid at stated maturity or extend the stated maturity of such Note (other than pursuant to the terms of such Note) or (z) make such Note payable in money or property other than that stated in such Note.

          (ii) The Note Guarantee with respect to a Series of Securities may be amended only with the prior approval of the Property Trustee acting on behalf of the Holders of the Securities of such Series of Securities; provided that no such amendment shall adversely affect the Holders of the Preferred Securities of any Series of Securities without the consent of a Majority in Principal Amount of the Preferred Securities of such affected Series of Securities, with Holders of

     Preferred Securities of each such affected series voting as a single and separate class. All guarantees and agreements contained in the Note Guarantee shall bind the successors, assignees, receivers, trustees and representatives of JPM and shall inure to the benefit of the Property Trustee, for the benefit of the Holders of the Securities of each Series of Securities, as the holder of each Note then outstanding.

          (iii) Except with respect of any changes that do not adversely affect the rights of Holders of the Preferred Securities of any Series of Securities (in which case no vote will be required), the Preferred Guarantee may be amended only with the prior approval of the Holders of not less than a Majority in Principal Amount of the outstanding Preferred Securities of each affected series, with Holders of Preferred Securities of each such affected series voting as a single and separate class. All guarantees and agreements contained in any Preferred Guarantee shall bind the successors, assignees, receivers, trustees and representatives of JPM and shall inure to the benefit of the Holders of the Preferred Securities of the applicable series then outstanding.

          (iv) The procedures and mechanisms for implementing any such modification to any Note, Note Guarantee or Preferred
     Guarantee shall be identical to the procedures and mechanisms set forth in paragraph (b) above or in
     Section 12.02.

          (i) A Note Event of Default under a Note associated with any particular Series of Securities or an Event of Default under this Declaration in respect of such Series of Securities shall not constitute a Note Event of Default under a Note associated with any other Series of Securities or an Event of Default under this Declaration in respect of any other Series of Securities and shall not prohibit payments in respect of such other Series of Securities. Payments in respect of principal of or interest on a Note, the Note Guarantee or the Preferred Guarantee, in each case associated with a particular Series of Securities shall be for the sole benefit of the Holders of Securities of such Series of Securities.

          SECTION 2.07. Disclosure of Information. The disclosure of information as to the names and addresses of the Holders of the Securities in accordance with ss. 312 of the Trust Indenture Act, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law or any law hereafter enacted which does not specifically refer to ss. 312 of the Trust Indenture Act, nor shall the Property Trustee be held accountable by reason of mailing any material pursuant to a request made under ss. 312(b) of the Trust Indenture Act.


                           ARTICLE III

                           Organization

          SECTION 3.01. Name. The Trust continued by this Declaration is named "J.P. Morgan Index Funding Company I" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

          SECTION 3.02. Office. The address of the principal office of the Trust is c/o J.P. Morgan & Co. Incorporated, 60 Wall Street, New York, New York 10260-0060. Upon ten days' written notice to the Holders (a copy of such notice to be sent to the Property Trustee and the Delaware Trustee), the Regular Trustees may change the location of the Trust's principal office. The name of the registered agent and office of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890. At any time, the Regular Trustees may designate another registered agent and/or registered office.

          SECTION 3.03. Issuance of the Trust Securities. The Sponsor and the Regular Trustees are hereby authorized, on behalf of the Trust from time to time to authorize the issuance of Securities of one or more Series of Securities, and with respect to the Securities of each such series to establish by a Declaration Supplement or Declaration Supplements providing for the issuance of such Securities:

          (i) the maximum number of Preferred Securities and Common Securities to constitute such series, the aggregate initial principal amount, the Face Amount (if any) and the distinctive designation thereof;

          (ii) whether the Preferred Securities of such series shall have voting rights in addition to those set forth in this Declaration and, if so, the terms of such voting rights;

          (iii) the periodic dividend or other distribution rate
     (or method of calculation thereof), if any, on the

     Securities of such series, the conditions and dates upon which such dividends or other distributions shall be payable and the ability of the Trust, if any, to extend the dividend or other distribution payment period for the Securities of such series, the dates from which such dividends or other distributions shall accrue, and whether such dividends or other distributions shall be cumulative or noncumulative;

          (iv) whether the Securities of such series shall be subject to redemption by the Holders thereof or the Trust, and, if made subject to redemption, the times and other terms and conditions of such redemption (including the amount and kind of consideration to be received upon such redemption, or the method of calculation thereof);

          (v) any rights in addition to those set forth in this Declaration of the Holders of the Securities of such series upon the dissolution of the Trust;

          (vi) whether or not the Securities of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the Securities of such series for retirement and the terms and provisions relative to the operation thereof;

          (vii) whether or not the Securities of such series shall be convertible into, or exchangeable for, interests of any other class or classes, or of any Securities of any other series, or securities of any other kind, including those issued by the Sponsor or any of its Affiliates, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same;

          (viii) any limitations and restrictions in addition to those set forth in this Declaration to be effective while the Securities of such series are outstanding upon the payment of periodic dividends or other distributions on, and upon the purchase, redemption or other acquisition by the Trust of, Securities of any other series;

          (ix) any conditions or restrictions in addition to those set forth in this Declaration upon the issue of any additional Securities of such series or any other series ranking on a parity with or prior to such

     Securities as to periodic dividends or distribution of assets on dissolution;

          (x) the times, prices and other terms and conditions for the offering of the Securities of such series;

          (xi) the Principal Amount (or the method of calculation thereof) of the Securities of such series to be paid upon Stated Maturity (if any) thereof; and

          (xii) any other relative rights, powers and duties as shall not be inconsistent with this Section 3.03.

The Sponsor and the Regular Trustees are hereby authorized, on behalf of the Trust, to execute and deliver any Declaration Supplement, any Underwriting Agreement and any other agreement, document, instrument or certificate in connection with any issuances of Securities of a Series of Securities.

          SECTION 3.04. Purchase of Notes. On any date, in connection with the issuance of Securities of a Series of Securities, the Regular Trustees, on behalf of the Trust, shall purchase from Morgan Guaranty with the proceeds received by the Trust from the sale of such Securities on such date pursuant to
Section 3.03, at a purchase price of 100% of the principal amount thereof, a Note relating to and associated with such series, registered in the name of the Property Trustee and having an aggregate principal amount equal to the sum of the aggregate initial Principal Amount of the Preferred Securities and Common Securities of such Series of Securities, and, in satisfaction of the purchase price for such Note, the Regular Trustee, on behalf of the Trust, shall deliver or cause to be delivered to Morgan Guaranty such sum.

          SECTION 3.05. Purpose. The exclusive purposes and functions of the Trust are: (a)(i) to issue and sell Preferred Securities of one or more Series of Securities for cash and to issue and sell related Common Securities of such series to JPM for cash and use the proceeds of such sales to acquire a Note of a corresponding series of Morgan Guaranty having an aggregate principal amount equal to the sum of the aggregate Principal Amount of the Preferred Securities and Common Securities of such corresponding series so issued and sold; and (ii) to enter into such agreements and arrangements as may be necessary in connection with the sale of Securities of any Series of Securities to the initial purchasers thereof and to take all actions and exercise such discretion as may be necessary or desirable in connection therewith and to file such registration statements or make such other filings under the Securities Act, the Exchange Act or state securities or "Blue Sky" laws as may be necessary or desirable in connection therewith and the issuance of Securities of such Series of Securities; and (b) except as otherwise limited herein, to engage in such other activities as are necessary, convenient or incidental thereto. The Trust, either on its own behalf or on behalf of the Holders of any Series of Securities, shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or, at any time while any Securities are outstanding, otherwise undertake (or permit to be undertaken) an activity that would result in or cause the Trust to be treated as anything other than a grantor trust for United States federal income tax purposes.

          SECTION 3.06. Authority. Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and the Holders of Securities of any applicable Series of Securities and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust and the Holders of Securities of any applicable Series of Securities. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust or the Holders of any Securities. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

          SECTION 3.07. Title to Property of the Trust. Except as provided in Section 3.10 with respect to the Notes and the Property Accounts or unless otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an individual undivided beneficial interest in the assets of the Trust consisting of the Note associated with the Series of Securities corresponding to the Securities held by such Holder and the proceeds thereof.

          SECTION 3.08. Powers and Duties of the Regular
Trustees. The Regular Trustees shall have the exclusive power, authority and duty to cause the Trust, and shall cause the Trust, to engage in the following activities:

          (a) to issue Securities of one or more Series of Securities, in accordance with this Declaration; provided, however, that there shall be no interests in the Trust other than the interests in one or more separate Series of Securities;

          (b) in connection with the issuance of Securities of any Series of Securities, at the direction of the Sponsor, to effect or cause to be effected the filings, and to execute or cause to be executed the documents, set forth in
     Section 3.13 and to execute, deliver and perform on behalf of the Trust the Depositary Agreement;

          (c) to acquire as trust assets series of Notes with the proceeds of the sale of the Securities of the associated Series of Securities; provided, however, that the Regular Trustees shall cause each Note to be held of record in the name of the Property Trustee for the benefit of the Holders of the Securities of the associated Series of Securities;

          (d) to cause the Trust to enter into such agreements and arrangements as may be necessary or desirable in connection with the sale of Securities of any Series of Securities to the initial purchasers thereof and the consummation thereof, and to take all action, and exercise all discretion, as may be necessary or desirable in connection with the consummation thereof;

          (e) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall notify the Sponsor and the Property Trustee before taking or refraining to take any Ministerial Action in relation to a Special Event;

          (f) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including for the purposes of Section 316(c) of the Trust Indenture Act and with respect to Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to Holders of the applicable Securities as to such actions and applicable record dates;

          (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless, pursuant to Section 3.10(e), the Property Trustee has the exclusive power to bring such Legal Action;

          (h) to employ or otherwise engage employees and agents
     (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

          (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

          (j) to give the certificate to the Property Trustee required by ss. 314(a)(4) of the Trust Indenture Act, which certificate may be executed by any Regular Trustee;

          (k) to incur expenses which are necessary or incidental to carrying out any of the purposes of the Trust;

          (l) to act as, or appoint another Person to act as, registrar and transfer agent for Securities of any Series of Securities, the Regular Trustees hereby initially appointing the Property Trustee for such purposes;

          (m) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities of the applicable Series of Securities set forth in the Declaration Supplement relating to such Series of Securities;

          (n) to execute all documents or instruments, perform all duties and powers and do all things for and on behalf of the Trust in all matters necessary, convenient or incidental to the foregoing;

          (o) to take all action which may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of Securities of any Series of Securities or to enable the Trust to effect the purposes for which the Trust has been created;

          (p) to take all action, not inconsistent with this Declaration or with applicable law, which the Regular
     Trustees determine in their discretion to be reasonable and necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.08, in order that:

               (i) the Trust will not be deemed to be an Investment Company required to be registered under the Investment Company Act;

               (ii) the Trust will not be classified for United States Federal income tax purposes as an association taxable as a corporation or a partnership and will be treated as a grantor trust for United States Federal income tax purposes; and

               (iii) the Trust will comply with any requirements imposed by any taxing authority on Holders of instruments treated as indebtedness for United States
          Federal income tax purposes;

          provided that such action does not adversely affect the interests of Holders of Securities of any series;

          (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

          (r) subject to the requirements of ss. 317(b) of the Trust Indenture Act, to appoint one or more Paying Agents in addition to the Property Trustee.

          The Regular Trustees must exercise the powers set forth in this Section 3.08 in a manner which is consistent with the purposes and functions of the Trust set out in Section 3.05 and the Regular Trustees shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 3.05.

          Subject to this Section 3.08, the Regular Trustees shall have none of the powers nor any of the authority of the Property Trustee set forth in Section 3.10.

          SECTION 3.09. Prohibition of Actions by Trust and
Trustees. The Trust shall not, and the Trustees (including the Property Trustee) shall not cause the Trust to, engage in any activity other than as required or authorized by this

Declaration. In particular, the Trust shall not, and the Trustees
(including the Property Trustee) shall not cause the Trust to:

          (a) invest any proceeds received by the Trust from holding any Note associated with any Series of Securities, but shall promptly distribute all such proceeds to Holders of the Securities of the associated series pursuant to the terms of this Declaration and of such Series of Securities;

          (b) acquire any assets other than as expressly provided herein;

          (c) possess Trust property for other than a Trust purpose;

          (d) make any loans, other than loans represented by the Notes;

          (e) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of any Series of Securities in any way whatsoever;

          (f) issue any securities or other evidences of beneficial ownership of, or beneficial interests in, the Trust other than the Securities of the Series of Securities;

          (g) incur any indebtedness for borrowed money; or

          (h) (i) direct the time, method and place of exercising any trust or power conferred upon the Holders with respect to any Note associated with any Series of Securities or the Note Guarantee or the Preferred Guarantee, (ii) waive any past default that is waivable under any Note associated with any Series of Securities, (iii) exercise any right to rescind or annul any declaration that the principal of the Note associated with any Series of Securities shall be due and payable or (iv) consent to any amendment, modification or termination of the Note associated with any Series of Securities or the Note Guarantee or the Preferred Guarantee, where such consent shall be required, unless in the case of this clause (h) the Property Trustee shall have received an unqualified opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that such action will not cause the Trust to be classified for United States Federal income tax purposes as an association taxable as a corporation or partnership and that the Trust will continue to be classified as a grantor trust for United States federal income tax purposes.

          SECTION 3.10. Powers and Duties of the Property Trustee. (a) The Note associated with any Series of Securities shall be held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities of such series. The right, title and interest of the Property Trustee to the Note associated with each Series of Securities shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Article V. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

          (b) The Property Trustee shall not transfer its right, title and interest in the Note associated with of any Series of Securities to the Regular Trustees or, if the Property Trustee does not also act as the Delaware Trustee, the Delaware Trustee.

          (c) The Property Trustee shall:

          (i) establish and maintain separate segregated non-interest bearing bank accounts (each a "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of Securities of each Series of Securities and on the receipt of payments of funds made in respect of a Note associated with any series held by the Property Trustee or the Note Guarantee in respect of such Note, deposit such funds into the Property Account maintained for such Series of Securities and Note associated therewith and, without any further acts of the Property Trustee or the Regular Trustees, promptly make payments to the Holders of Securities of the corresponding Series of Securities from the Property Account in accordance with Section 6.01. Funds in each Property Account shall be held uninvested, and without liability for interest thereon, until disbursed in accordance with this Declaration. Each Property Account shall be an account which is maintained with a banking institution whose long term unsecured indebtedness is rated by a "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, at least equal to (but in no event less than "A" or the equivalent) the rating assigned to the Preferred Securities of the corresponding series by a nationally recognized statistical rating organization;

          (ii) engage in such ministerial activities as shall be necessary or appropriate to effect promptly the redemption of Securities of any series to the extent the Note associated with such series is redeemed or matures; and

          (iii) have the legal power, in accordance with the instructions of Holders of a Majority in Principal Amount of the outstanding Preferred Securities of any series if applicable, to exercise all of the rights, powers and privileges of a Holder of the corresponding series of Notes and the Note Guarantee and, if an Event of Default occurs and is continuing, the Property Trustee, subject to
     Section 2.06(b), shall, for the benefit of the Holders of Securities of the applicable series, enforce its rights as Holder of the Note relating to such series or the Note Guarantee, subject to the rights of the Holders of such Securities pursuant to the terms of this Declaration, the Business Trust Act and the Trust Indenture Act.

          (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of any Series of Securities set forth in the Declaration Supplement establishing such Series of Securities.

          (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration, the Business Trust Act or the Trust Indenture Act.

          (f) All moneys deposited in any Property Account, and all Notes held by the Property Trustee for the benefit of the Holders of the Securities, will not be subject to any right, charge, security interest, lien or claim of any kind in favor of, or for the benefit of, the Property Trustee or its agents or their creditors.

          (g) The Property Trustee shall, within 30 days after the occurrence of a default with respect to any Series of Securities, transmit by mail, first class postage prepaid, to the Holders of Securities of such series, as their names and addresses appear upon the register, notice of all defaults with respect to such Series of Securities known to the Property Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 3.10(g) being hereby defined to be a Note Event of Default under the Note associated with such Series of Securities, not including any periods of grace provided for in such Note and irrespective of the giving of any notice provided therein); provided that, except in the case of default in the payment of the principal of (or premium, if any) or interest on any Note associated with any Series of Securities, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the corresponding Securities. The Property Trustee shall not be deemed to have knowledge of any default, except (i) a default in the payment of principal of (or premium, if any) or interest on any Note associated with any Series of Securities, or (ii) any default as to which the Property Trustee shall have received written notice or a Responsible Officer charged with the administration of this Declaration shall have obtained written notice.

          (h) The Property Trustee shall not resign as a Trustee unless either:

          (i) the Trust has been completely liquidated and the proceeds thereof distributed to the Holders of each Series of Securities pursuant to the terms of each such Series of Securities; or

          (ii) a Successor Property Trustee has been appointed and accepted that appointment in accordance with Article V.

          (i) The Property Trustee shall act as paying agent in respect of each Series of Securities and, subject to
Section 3.08(r), may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to Securities of such series. Any such Paying Agent shall comply with ss. 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee, after consultation with the Regular Trustees, at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee, subject to Section 3.08(r).

          (j) Subject to this Section 3.10, the Property Trustee shall have none of the powers or the authority of the Regular
Trustees set forth in Section 3.08.

          (k) The Property Trustee shall exercise the powers, duties and rights set forth in this Section 3.10 and Section 3.12 in a manner which is consistent with the purposes and functions of the Trust set out in Section 3.05, and the Property Trustee shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 3.05.

          SECTION 3.11. Delaware Trustee. Notwithstanding any other provision of this Declaration other than Section 5.01(a)(3), the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.01(a)(3), the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of ss. 3807 of the Business Trust Act. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

          SECTION 3.12. Certain Rights and Duties of the Property Trustee. (a) The Property Trustee, before the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration, and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

               (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

               (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

          (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders as provided herein relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee hereunder or under any Note associated with any Series of Securities, or exercising any trust or power conferred upon the Property Trustee under this Declaration; and

          (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it.

          (c) Subject to the provisions of Section 3.12(a) and
(b):

          (i) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part request and rely upon a certificate, which shall comply with the provisions of ss. 314(e) of the Trust Indenture Act, signed by any two of the Regular Trustees or by an authorized officer of the Sponsor, as the case may be;

          (ii) the Property Trustee (A) may consult with counsel (which may be counsel to the Sponsor or any of its Affiliates and may include any of its employees) selected by it in good faith and with due care and the written advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice and opinion and (B) shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

          (iii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it in good faith and with due care;

          (iv) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holders, unless such Holders shall have offered to the Property Trustee reasonable security and indemnity against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction; provided that nothing contained in this clause (iv) shall relieve the Property Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived) to exercise such of the rights and powers vested in it by this Declaration, and to use the same degree of care and skill in this exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

          (v) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of Securities of the applicable Series of Securities and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Property Trustee to so act, or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

          (vi) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties; and

          (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, security or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

          SECTION 3.13. Registration Statement and Related Matters. In accordance with the Original Declaration, JPM, the Regular Trustees and the Delaware Trustee have authorized and directed, and hereby confirm the authorization of, JPM, as the sponsor of the Trust (with appropriate changes relating to the listing of the Preferred Securities on the American Stock Exchange instead of the New York Stock Exchange), (i) to file with the Commission and execute, in each case on behalf of the Trust, (a) a Registration Statement on Form S-3 (File
Nos. 333-01121 and 333-01121-01) (the "1933 Act Registration
Statement") including any amendments thereto and any further pre-effective or post-effective amendments to such Registration Statement, relating to the registration under the Securities Act of, among other things, the Preferred Securities and the related guarantees of such Preferred Securities by the Sponsor and (b) a Registration Statement on Form 8-A or other appropriate form (the "1934 Act Registration Statement") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of any series and the related guarantees of such Preferred Securities by the Sponsor under Section 12(b) of the Exchange Act; (ii) to file with the American Stock Exchange and execute on behalf of the Trust a listing application and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities of any series to be listed on the American Stock Exchange; (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or "Blue Sky" laws of such jurisdictions as JPM, on behalf of the Trust, may deem necessary or desirable and
(iv) to negotiate and execute on behalf of the Trust any Underwriting Agreement. In the event that any filing referred to in clauses (i)-(iii) above is required by the rules and regulations of the Commission, the American Stock Exchange or state securities or blue sky laws, to be executed on behalf of the Trust by the Trustees, the Regular Trustees, in their capacities as Trustees of the Trust, are hereby authorized and directed to join in any such filing and to execute on behalf of the Trust any and all of the foregoing, it being understood that the Property Trustee and the Delaware Trustee, in their capacities as Trustees of the Trust, shall not be required to join in any such filing or execute on behalf of the Trust any such document unless required by the rules and regulations of the Commission, the American Stock Exchange or state securities or blue sky laws. In connection with all of the foregoing, JPM and each Trustee, solely in its capacity as a Trustee of the Trust, have constituted and appointed, and hereby confirm the appointment of Gene A. Capello and James C.P. Berry, and each of them, as his, her or its, as the case may be, true and lawful attorneys-in-fact, and agents, with full power of substitution and resubstitution, for JPM or such Trustee or in JPM's or such Trustee's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement and the 1934 Act Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as JPM or such Trustee might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

          SECTION 3.14. Filing of Amendments to Certificate of Trust. The Certificate of Trust as filed with the Secretary of State of the State of Delaware on December 12, 1996 is attached hereto as Exhibit A. On or after the date of execution of this Declaration, the Trustees shall cause the filing with the Secretary of State of the State of Delaware of such amendments to the Certificate of Trust as the Trustees shall deem necessary or desirable.

          SECTION 3.15. Execution of Documents by Regular Trustees. Unless otherwise determined by the Regular Trustees and except as otherwise required by the Business Trust Act with respect to the Certificate of Trust or otherwise, a majority of, or if there are only two, both of, the Regular Trustees are authorized to execute and deliver on behalf of the Trust (including on behalf of the Holders of any Securities) any documents which the Regular Trustees have the power and authority to execute or deliver pursuant to this Declaration.

          SECTION 3.16. Trustees Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Declaration and any of the Securities shall be taken as the statements of the Sponsor and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or any of the Securities.

          SECTION 3.17. Duration of Trust. The Trust, absent termination pursuant to the provisions of Article VIII hereof, shall have existence until November 21, 2105.

          SECTION 3.18. Assets and Liabilities Associated with Series of Securities; Recordkeeping of Series of Securities.
(a) All proceeds received by the Trust with respect to a Note associated with a particular Series of Securities, together with such Note, shall be deemed to be "assets associated with" the Series of Securities relating to or associated with such Note for all purposes and shall not be deemed to be "assets associated with" any other Series of Securities and such assets shall be subject only to the rights of the creditors with respect to such series. In addition, any assets, income, fees, earnings, profits or funds, or payments and proceeds with respect thereto, that are not readily identifiable as being associated with any Series of Securities relating to a particular Note shall be allocated by the Property Trustee between and among one or more Series of Securities in such manner as the Property Trustee, in its reasonable discretion, deems fair and equitable, and such assets, income, fees, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets associated with such series. The assets associated with a particular Series of Securities shall be so recorded upon the books of the Trust, and shall be held in trust for the benefit of the Holders of Securities of such series. The assets associated with each particular Series of Securities shall be charged with the liabilities associated with that series and with all other expenses, costs, charges and reserves attributable to that series. Any general liabilities, expenses, costs, charges or reserves of the Trust that are not readily identifiable as being associated with any Series of Securities relating to a particular Note shall be allocated and charged by the Property Trustee between or among any one or more of the Series of Securities in such manner as the Property Trustee, in its reasonable discretion, deems fair and equitable. Without limitation of the foregoing provisions of this
Section 3.18, but subject to the right of the Property Trustee in its reasonable discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series of Securities shall be enforceable against the assets associated with such series only, and not against the assets of the Trust generally or the assets associated with any other Series of Securities. Notice of this contractual limitation on inter-series liabilities shall be set forth in the Certificate (whether originally or by amendment), and upon the giving of such notice in the Certificate the statutory provisions of Section 3804 of the Business Trust Act relating to the limitations on inter-series liabilities (and the statutory effect under such section of the setting forth of such notice in the Certificate) shall become applicable to the Trust and each Series of Securities. Any Person extending credit to, contracting with, or having any claim against any Series of Securities may look only to the assets associated with that series to satisfy or enforce any debt, liability, obligation or expense incurred, contracted for or otherwise existing with respect to that series. No Holder or former Holder of Securities of any Series of Securities shall have any claim on or right to any assets allocated or associated with any other Series of Securities (except if, and to the extent that, such Holder is also a Holder of Securities of such other series).

          (b) Separate and distinct books and records shall be maintained by the Trust for each Series of Securities and the assets associated with any such series shall be held and accounted for separately from the assets of the Trust or the assets associated with any other series.

                            ARTICLE IV

                             Sponsor

          SECTION 4.01. Purchase of Common Securities by Sponsor. On any date, including on any Option Closing Date, the Sponsor shall purchase all of the Common Securities of any series issued by the Trust at the same time as the Preferred Securities of the corresponding series to be issued on such date are issued, such purchase to be in such amount so that the Common Securities at all times represent 0.001% of the total capital of the Trust and of each Series of Securities.

          SECTION 4.02. Expenses. (a) In connection with the purchase of the Note associated with any Series of Securities by the Trust on behalf of the Holders of Securities of such series, the Sponsor, in its capacity as Sponsor and not as a Holder, shall be responsible for and shall pay for all debts and obligations (other than with respect to such Series of Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the issuance of the Preferred Securities of such series to initial purchasers thereof, the fees and expenses (including reasonable counsel fees and expenses) of the Trustees (including any amounts payable under Article X), the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, Paying Agent(s), registrars, transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the disposition of Trust assets).

          (b) In connection with the purchase by the Trust of the Note associated with any Series of Securities, the Sponsor, in its capacity as Sponsor and not as a Holder, will pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

          (c) The Sponsor's obligations under this Section 4.02 shall be for the benefit of, and shall be enforceable by, any Person to whom any such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Sponsor's obligations under this Section 4.02 directly against the

Sponsor and the Sponsor irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Sponsor. The Sponsor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 4.02.


                            ARTICLE V

                             Trustees

          SECTION 5.01. Number of Trustees; Qualifications.
(a) Except as provided in (1) below, the number of Trustees initially shall be five (5). At any time (i) before the issuance of Securities of any Series of Securities, the Sponsor may, by written instrument, increase or decrease the number of, and appoint, remove and replace the, Trustees, and (ii) after the issuance of Securities of any Series of Securities the number of Trustees may be increased or decreased solely by, and Trustees may be appointed, removed or replaced solely by, vote of Holders of Common Securities of all series representing a Majority in Principal Amount of the Common Securities of all series voting as a class; provided that in any case:

          (1) the number of Trustees shall be at least five (5) unless the Trustee that acts as the Property Trustee also acts as the Delaware Trustee, in which case the number of Trustees shall be at least three (3);

          (2) at least a majority of the Trustees shall at all times be officers or employees of JPM;

          (3) if required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be either a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, except that if the Property Trustee has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, then the Property Trustee shall also be the Delaware Trustee and Section 3.09 shall have no application; and

          (4) there shall at all times be a Property Trustee hereunder which shall satisfy the requirements of
     Section 5.01(c).

Each Trustee shall be either a natural person at least 21 years of age or a legal entity which shall act through one or more duly appointed representatives.

          (b) The initial Regular Trustees shall be:

                  David A. Diamond
                  Andrew G. Kerber
                  Susan L. McCullin

              In care of J.P. Morgan & Co. Incorporated
                         60 Wall Street
                         New York, New York 10260-0060

          (c) There shall at all times be one Trustee which shall act as Property Trustee. In order to act as Property Trustee hereunder, such Trustee shall:

          (i) not be an Affiliate of the Sponsor; and

          (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this
     Section 5.01(c)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          If at any time the Property Trustee shall cease to satisfy the requirements of clauses (i)-(iii) above, the Property Trustee shall immediately resign in the manner and with the effect set out in Section 5.02(d). If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of ss. 310(b) of the Trust Indenture Act, the Property Trustee and the Holders of the Common Securities of each series (as if such Holders were the obligor referred to in ss. 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of ss. 310(b) of the Trust Indenture Act. The Preferred Guarantee shall be deemed to be specifically described in this Declaration for the purposes of clause (i) of the first proviso contained in ss. 310(b) of the Trust Indenture Act.

          The initial Trustee which shall serve as the Property
Trustee is First Trust of New York, National Association, whose address is as set forth in Section 14.01(b).

          (d) The initial Trustee which shall serve as the Delaware Trustee is Wilmington Trust Company, a Delaware banking corporation, whose address is as set forth in Section 14.01(c).

          (e) Any action taken by Holders of Common Securities pursuant to this Article V shall be taken at a meeting of Holders of Common Securities convened for such purpose or by written consent as provided in Section 12.02.

          (f) No amendment may be made to this Section 5.01 which would change any rights with respect to the number, existence or appointment and removal of Trustees, except with the consent of each Holder of the Common Securities of each series.

          SECTION 5.02. Appointment, Removal and Resignation of
Trustees. (a) Subject to Section 5.02(b), Trustees may be appointed or removed without cause at any time:

          (i) until the issuance of Securities of any Series of Securities, by written instrument executed by the Sponsor;
     and

          (ii) after the issuance of Securities of any Series of Securities by vote of the Holders of a Majority in Principal
     Amount of Common Securities of each series voting as a class.

          (b)(i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.02(a) until a Successor Property Trustee possessing the qualifications to act as Property Trustee under Section 5.01(c) (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees, the Sponsor and the Property Trustee being removed; and

          (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.02(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Section 5.01(a)(3) (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Sponsor and the Delaware Trustee being removed.

          (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation.

          (d) Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument (a "Resignation Request") in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

          (i) no such resignation of the Trustee that acts as the Property Trustee shall be effective until a Successor Property Trustee possessing the qualifications to act as Property Trustee under Section 5.01(c) has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

          (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

          (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.02 within 60 days after delivery to the Sponsor and the Trust of a Resignation Request, the resigning Property Trustee or Delaware Trustee may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          (f) The Sponsor shall provide notice to the Property
     Trustee of any resignation or removal of a Regular Trustee.

          SECTION 5.03. Vacancies Among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.01 or if the number of Trustees is increased pursuant to Section 5.01, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with the requirements of this
Article V.

          SECTION 5.04. Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee, or any one of them, shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur until such vacancy is filled as provided in this Article V, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

          SECTION 5.05. Meetings. Meetings of the Regular Trustees shall be held from time to time upon the call of any Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meeting of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meeting of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter; provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

          SECTION 5.06. Delegation of Power. (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any registration statement or amendment thereto or other document or schedule filed with the Commission or making any other governmental filing (including, without limitation the filings referred to in Section 3.13).

          (b) The Regular Trustees shall have the power to delegate from time to time to such of their number or to officers of the Trust or to officers of JPM the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.


                            ARTICLE VI

                          Distributions

          SECTION 6.01. Distributions. Holders of Securities shall receive periodic distributions, redemption payments and liquidation distributions in accordance with the applicable terms of the relevant Series of Securities ("Distributions"). Distributions shall be made to the Holders of Securities in accordance with the terms of the applicable Securities as set forth in the Declaration Supplement(s) relating to the applicable Series of Securities. If and to the extent that Morgan Guaranty makes a payment of interest, premium or principal on the Note relating to any Series of Securities held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed to promptly make a Distribution of the Payment Amount to Holders of Securities of the corresponding series in accordance with the terms of such Securities as set forth in the Declaration Supplement(s) relating to such Series of Securities.

                           ARTICLE VII

                      Issuance of Securities

          SECTION 7.01. General Provisions Regarding Securities.
(a) The Regular Trustees shall issue on behalf of the Trust Securities of one or more separate Series of Securities in fully registered form representing undivided beneficial interests in the Note associated with such Series of Securities held by the Property Trustee for the benefit of Holders of Securities of such Series of Securities in accordance with Section 7.01(b) and for the consideration specified in Section 3.03.

          (b) The Regular Trustees shall (i) issue on behalf of the Trust Preferred Securities of a Series of Securities representing undivided beneficial interests in the Note associated with such Series of Securities held by the Property Trustee for the benefit of Holders of Securities of such Series of Securities having such terms as are set forth in the Declaration Supplement relating to such Series of Securities (the "Preferred Securities") which terms shall be deemed incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein, and Common Securities of a Series of Securities representing undivided beneficial interests in the Note associated with such Series of Securities held by the Property Trustee for the benefit of Holders of Securities of such Series of Securities having such terms as are set forth in the Declaration Supplement relating to such Series of Securities (the "Common Securities") which terms shall be deemed incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein and (ii) notify the Property Trustee of the terms of any Declaration Supplement and the planned issuance of the Securities created thereunder at least three Business Days prior to such issuance. The Trust shall have no securities or other interests in the assets of the Trust other than the Securities of each Series of Securities.

          (c) The Certificates shall be signed on behalf of the Trust by the Regular Trustees (or if there are more than two Regular Trustees by any two of the Regular Trustees). Such signatures may be the manual or facsimile signatures of the present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Certificate. In case any Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificate so signed shall be delivered by the Trust, such Certificate nevertheless may be delivered as though the person who signed such Certificate had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons as, at the actual date of the execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage. Pending the preparation of definitive Certificates, the Regular Trustees on behalf of the Trust may execute temporary Certificates (printed, lithographed or typewritten), in substantially the form of the definitive Certificates in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Certificates, all as may be determined by the Regular Trustees. Each temporary Certificate shall be executed by the Regular Trustees on behalf of the Trust upon the same conditions and in substantially the same manner, and with like effect, as definitive Certificates. Without unnecessary delay, the Regular Trustees on behalf of the Trust will execute and furnish definitive Certificates and thereupon any or all temporary Certificates may be surrendered to the transfer agent and registrar in exchange therefor (without charge to the Holders). Each Certificate whether in temporary or definitive form shall be countersigned by the manual or facsimile signature of an authorized signatory of the Person acting as registrar and transfer agent for the Securities, which shall initially be the Property Trustee.

          (d) The consideration received by the Trust on behalf of the Holders of Securities of a Series of Securities for the issuance of Securities of such series shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

          (e) Upon issuance of Securities of any series as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non- assessable.

          (f) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

          (g) Upon issuance of Securities of any series as provided in this Declaration, the Regular Trustees on behalf of the Trust shall return to JPM the $10 constituting initial trust assets as set forth in the Original Declaration.


                           ARTICLE VIII

               Dissolution and Termination of Trust

          SECTION 8.01. Dissolution and Termination of Trust. The
Trust shall dissolve when:

          (i) the Securities of all of the Series of Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders of the Securities of each such series in accordance with the terms of the Securities of each such series; or

          (ii) upon the expiration of the term of the Trust as set forth in Section 3.17,

and thereafter the Trustees shall, after satisfaction of all obligations of the Trust, file a certificate of cancelation with the Secretary of State of the State of Delaware and the Trust shall terminate. The Trustees shall so file such a certificate as soon as practicable after the occurrence of an event referred to in this Section 8.01.

          The provisions of Sections 3.12 and 4.02 and Article X shall survive the termination of the Trust.


                            ARTICLE IX

                      Transfer of Interests

          SECTION 9.01. Transfer of Securities. (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

          (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

          (c) Notwithstanding anything to the contrary in this Declaration, Common Securities shall be non-assignable and non-transferable, and may only be issued to, and held by, the Sponsor.

          SECTION 9.02. Transfer of Certificates. The Regular Trustees shall cause to be kept at an office or agency to be maintained by the Trust a register in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Trust may require) in respect of any tax or other government charges which may be imposed in relation to it. The Property Trustee will be the initial registrar and transfer agent (the "Registrar") for the purpose of registering Certificates and transfers of Certificates as provided herein.

          Upon surrender for registration of transfer of any Certificate at the office or agency of the Registrar, the Regular Trustees shall execute and the Registrar shall countersign in accordance with section 7.01(c) one or more new Certificates of any authorized denominations and of a like aggregate Principal Amount to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Trust duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

          SECTION 9.03. Deemed Security Holders. The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole Holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions in respect of such Securities and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trustees shall have actual or other notice thereof.

          SECTION 9.04. Book Entry Interests. Unless otherwise specified in the terms of any Series of Securities, (a) the Common Securities Certificates of any such series will be issued in the form of one or more, fully registered, global Common Security Certificates of such series to be delivered to and in the name of J.P. Morgan & Co. Incorporated by, or on behalf of, the Trust and (b) the Preferred Securities Certificates of such series, on original issuance (including Preferred Securities of such series, if any, issued on any Option Closing Date pursuant to the exercise of the overallotment option set forth in any Underwriting Agreement), will be issued in the form of one or more, fully registered, global Preferred Security Certificates of such series (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner of Preferred Securities of any series will receive a definitive Preferred Security Certificate of such series representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.07. Unless and until definitive, fully registered Preferred Security Certificates of a series (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners of such series pursuant to Section 9.07:

          (i) the provisions of this Section 9.04 shall be in full force and effect;

          (ii) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates of such series and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities of such series and the sole Holder of such Global Certificates and shall have no obligation to such Preferred Security Beneficial Owners;

          (iii) to the extent that the provisions of this
     Section 9.04 conflict with any other provisions of this Declaration, the provisions of this Section 9.04 shall control; and

          (iv) the rights of the Preferred Security Beneficial Owners of such series shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates of such series to such Clearing Agency Participants.

          SECTION 9.05. Notices to Holders of Certificates. Whenever a notice or other communication to the Holders of Securities of any Series of Securities is required to be given under this Declaration, unless and until Definitive Preferred Security Certificates of such series shall have been issued pursuant to Section 9.07, the relevant Trustees shall give all such notices and communications, specified herein to be given to Preferred Securities Holders of such series, to the Clearing Agency and, with respect to any Preferred Security Certificate of such series registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Trustees shall, except as set forth herein have no notice obligations to the Preferred Security Beneficial Owners of such series.

          SECTION 9.06.  Appointment of Successor Clearing
Agency. If any Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities of any series, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to the Preferred Securities of such series.

          SECTION 9.07. Definitive Preferred Securities Certificates. If (i) a Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities of any series and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to
Section 9.06 or (ii) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities of any series, then (x) Definitive Preferred Security Certificates of such series shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities and (y) upon surrender of the Global Certificates of such series by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause definitive Preferred Security Certificates of such series to be delivered to Preferred Security Beneficial Owners of such series in accordance with the instructions of the Clearing Agency. Neither the

Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on, and shall be protected in relying on, such instructions.

          SECTION 9.08. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any two Regular Trustees on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.08, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.


                            ARTICLE X

             Limitation of Liability; Indemnification

          SECTION 10.01 Exculpation. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities of any Series of Securities might properly be paid.

          (c) Pursuant to ss. 3803(a) of the Business Trust Act, the Holders of Securities of any Series of Securities, in their capacities as Holders, shall be entitled to the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

          SECTION 10.02. Indemnification and Compensation.
(a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage or claim incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

          (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.02(a).

          (c) The Sponsor agrees to pay the Property Trustee and the Delaware Trustee from time to time such compensation for all services rendered by the Property Trustee and the Delaware Trustee hereunder as may be mutually agreed upon in writing by the Sponsor and the Property Trustee or the Delaware Trustee, as the case may be, and, except as otherwise expressly provided herein, to reimburse the Property Trustee and the Delaware Trustee upon its or their request for all reasonable expenses, disbursements and advances incurred or made by the Property Trustee or the Delaware Trustee, as the case may be, in accordance with the provisions of this Declaration, except any such expense, disbursement or advance as may be attributable to its or their negligence or bad faith.

          SECTION 10.03. Outside Businesses. Any Covered Person, the Sponsor, JPM, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities of any Series of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. None of the Covered Persons, the Sponsor, JPM, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, JPM, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of Holders of, securities or other obligations of the Sponsor or its Affiliates.


                            ARTICLE XI

                            Accounting

          SECTION 11.01. Fiscal Year.  The fiscal year ("Fiscal
Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

          SECTION 11.02. Certain Accounting Matters. (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust.

The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles consistently applied. The Trust shall use the accrual method of accounting for United States Federal income tax purposes. The books and records of the Trust, together with a copy of this Declaration and a certified copy of the Certificate of Trust, or any amendment thereto, shall at all times be maintained at the principal office of the Trust and shall be open for inspection for any examination by any Holder or its duly authorized representative for any purpose reasonably related to its interest in the Trust during normal business hours.

          (b) The Property Trustee shall prepare and mail to each Holder of Securities an annual United States Federal income tax information statement, on such form as is required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Property Trustee shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust. The Property Trustee shall deliver to the Regular Trustees records of payments made to Holders of Securities within 20 days after the end of each Fiscal Year of the Trust.

          (c) The Regular Trustees shall cause to be prepared and filed with the appropriate taxing authority an annual United States Federal income tax return, on such form as is required by the Code, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority, such returns to be filed as soon as practicable after the end of each Fiscal Year of the Trust.

          SECTION 11.03. Banking. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of any Note relating to any Series of Securities held by the Property Trustee shall be made directly to the Property Account for such Series of Securities and no other funds from the Trust shall be deposited in the Property Account for such Series of Securities. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the sole signatories for the Property Account.

          SECTION 11.04. Withholding. The Trust and the Trustees shall comply with all withholding requirements under United States Federal, state and local law. The Regular Trustees (or their counsel) shall notify the Property Trustee of any withholding requirements under local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Property Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, the Property Trustee shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount to be withheld was not withheld from a Distribution in respect of any Series of Securities, the Property Trustee may reduce subsequent Distributions in respect of such Series of Securities by the amount of such withholding.


                           ARTICLE XII

                     Amendments and Meetings

          SECTION 12.01. Amendments. (a) Except as otherwise provided in this Declaration or by any applicable terms of any Series of Securities, this Declaration may be amended by, and only by, a written instrument executed by a majority of the Regular Trustees (or, if there are only two Regular Trustees, both Regular Trustees); provided, however, that (i) no amendment to this Declaration shall be made unless the Regular Trustees shall have obtained (A) either a ruling from the Internal Revenue Service or a written unqualified opinion of nationally recognized independent tax counsel experienced in such matters to the effect that such amendment will not cause the Trust to be classified for United States Federal income tax purposes as an association taxable as a corporation or a partnership and to the effect that the Trust will continue to be treated as a grantor trust for purposes of United States Federal income taxation and (B) a written unqualified opinion of nationally recognized independent counsel experienced in such matters to the effect that such amendment will not cause the Trust to be an Investment Company which is required to be registered under the Investment Company Act, (ii) if Securities of any Series of Securities are outstanding, any amendment which would adversely affect the rights, privileges or preferences of any Holder of such Securities may be effected only after satisfaction of such additional requirements as may be set forth in the terms of such Securities, (iii) Section 4.02, Section 9.01(c) and this Section 12.01 shall not be amended without the consent of all Holders of the Securities, (iv) no amendment which adversely affects the rights, powers and privileges of the Property Trustee or the Delaware Trustee shall be made without the consent of the Property Trustee or the Delaware Trustee, as the case may be, (v) Article IV shall not be amended without the consent of the Sponsor, and (vi) the rights of Holders of Common Securities under Article V to increase or decrease the number of, and to appoint, replace or remove, Trustees shall not be amended without the consent of each Holder of Common Securities. The Regular Trustees shall deliver to the Property Trustee written notice of any proposed amendment to this Declaration containing the form, or describing the terms, of such amendment no less than three Business Days prior to the effectiveness of such amendment.

          (b) Notwithstanding Section 12.02(a)(ii), this Declaration may be amended without the consent of the Holders of Securities of any series to (i) cure any ambiguity, (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration, (iii) to add to the covenants, restrictions or obligations of the Sponsor, and (iv) to conform to any changes in the Investment Company Act or the trust exemption thereunder or any change in interpretation or application of the Investment Company Act or the trust exemption thereunder by the Commission, so long as such amendment does not adversely affect the rights, preferences or privileges of the Holders of Securities of any series.

          (c) The Regular Trustees shall promptly furnish to each of the Property Trustee and the Delaware Trustee a copy of each amendment to this Declaration and each Declaration Supplement.

          SECTION 12.02. Meetings of the Holders of Securities; Action by Written Consent. (a) Meetings of the Holders of Preferred Securities of any series and/or Common Securities of any series may be called at any time by the Regular Trustees (or as provided in the terms of such Securities) to consider and act on any matter on which Holders of such series or class of Securities are entitled to act under the terms of this Declaration, the terms of such Securities or the rules of any stock exchange on which such Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of Holders of Preferred Securities of any series or Common Securities of any series if directed to do so by Holders of at least 10% in Principal Amount of Securities of such series or class. Such direction shall be given by delivering to the Regular Trustees one or more notices in writing stating that the signing Holders of Securities of such series or class wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities of such series or class calling a meeting shall specify in writing the Certificates held by the Holders of Securities of such series or class exercising the right to call a meeting and only those specified Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

          (b) Except to the extent otherwise provided in the terms of any Series of Securities, the following provision shall apply to meetings of Holders of Securities of such series:

          (i) Notice of any such meeting shall be given by mail to each Trustee and all the Holders of Securities of such series having a right to vote thereat not less than seven days nor more than 60 days prior to the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities of any Series of Securities is permitted or required under this Declaration or the rules of any stock exchange on which any Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities of any series. Any action that may be taken at a meeting of the Holders of Securities of any series may be taken without a meeting if a consent in writing setting forth the action so taken is signed by Holders of such Securities owning not less than the minimum aggregate Principal Amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of such Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of such Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holders of such Securities for the purpose of taking any action without a meeting shall be returned to the

     Trust within the time specified by the Regular Trustees.

          (ii) Each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of a Security is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Security executing it. Except as otherwise provided herein or in the terms of any Series of Securities, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies and judicial interpretations thereunder as if the Trust were a Delaware corporation and the Holders of Securities of such Series of Securities were stockholders of a Delaware corporation.

          (iii) Each meeting of the Holders of Securities of any Series of Securities shall be conducted by the Regular
     Trustees or by such other Person that the Regular Trustees may designate.

          (iv) Unless otherwise provided in the Business Trust Act, this Declaration or the rules of any stock exchange on which any Preferred Securities of any series are then listed or admitted for trading, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities of such series, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of such Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                           ARTICLE XIII

               Representations of Property Trustee
                       and Delaware Trustee

          SECTION 13.01. Representations and Warranties of
Property Trustee. (a)  The Trustee which acts as initial Property
Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each

Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

          (i) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of its incorporation, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

          (ii) The execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          (iii) The execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or By-laws of the Property Trustee.

          (iv) No consent, approval or authorization of, or registration with or notice to, any banking authority which supervises or regulates the Property Trustee is required for the execution, delivery or performance by the Property Trustee of this Declaration (including any Declaration Supplement).

          (v) The Property Trustee satisfies the qualifications set forth in Section 5.01(c).

          (b) The Trustee which acts as initial Delaware Trustee represents and warrants to the Trust and the Sponsor at the date of this Declaration and each Declaration Supplement, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that it satisfies, or will satisfy, as applicable, the qualifications set forth in Section 5.01(a)(3).

                           ARTICLE XIV

                          Miscellaneous

          SECTION 14.01. Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

          (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Regular Trustees on behalf of the Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders of Securities of any Series of Securities):

              J.P. Morgan Index Funding Company I
              In care of J.P. Morgan & Co. Incorporated
              60 Wall Street
              New York, New York 10260-0060
              Attention of H. Christian Raymond
                           Andrew G. Kerber
                           Susan L. McCullin
                           Trustees
              Facsimile No:  (212) 648-5175

          (b) if given to the Property Trustee, at the mailing address of the Property Trustee set forth below (or such other address as the Property Trustee may give notice of to the Trust and the Holders of Securities of any Series of Securities):

              First Trust of New York, National Association
              100 Wall Street, Suite 1600
              New York, New York 10005
              Attention of Corporate Trust Administration
              Facsimile No: (212) 809-5459

          (c) if given to the Delaware Trustee, at the mailing address of the Delaware Trustee set forth below (or such other address as the Delaware Trustee may give notice of to the Trust and the Holders of Securities of any Series of Securities):

              Wilmington Trust Company
              Rodney Square North
              1100 North Market Street
              Wilmington, Delaware 19890
              Attention of Corporate Trust Administration
              Facsimile No: (302) 651-8882

          (d) if given to the Holder of Common Securities of any series, at the mailing address of the Sponsor set forth below (or such other address as the Holder of such Common Securities may give notice to the Property Trustee, the Delaware Trustee and the Trust):

              J.P. Morgan & Co. Incorporated
              60 Wall Street
              New York, New York 10260-0060
              Attention of Assistant Secretary
              Facsimile No: (212) 648-5175

          (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

          A copy of any notice to the Property Trustee or the Delaware Trustee shall also be sent to the Trust. All notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

          SECTION 14.02. Undertaking for Costs. All parties to this Declaration agree, and each Holder of Securities of any Series of Securities by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Declaration, or in any suit against the Property Trustee for any action taken or omitted by it as Property Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 14.02 shall not apply to any suit instituted by the Property Trustee, to any suit instituted by any Holder of Preferred Securities of any series, or group of Holders of Preferred Securities of any series, holding more than 10% in aggregate Principal Amount of such outstanding Preferred Securities, or to any suit instituted by any Holder of Preferred Securities of any series for the enforcement of the payment of the principal of (or premium, if any) or interest on the Note associated with such Preferred Securities, on or after the respective due dates expressed in such Note.

          SECTION 14.03. Governing Law. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration any provision of the laws (statutory or common) of the State of Delaware pertaining to trusts that relate to or regulate, in a manner inconsistent with the terms hereof (a) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (b) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, (f) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets or (g) the establishment of fiduciary or other standards of responsibility or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees as set forth or referenced in this Declaration.
Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust.

          SECTION 14.04. Headings. Headings contained in this
Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

          SECTION 14.05. Partial Enforceability. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

          SECTION 14.06. Counterparts. This Declaration may contain more than one counterpart of the signature pages and this Declaration may be executed by the affixing of the signature of the Sponsor and each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

          SECTION 14.07. Intention of the Parties. It is the intention of the parties hereto that the Trust not be classified for United States Federal income tax purposes as an association taxable as a corporation or partnership but that the Trust be treated as a grantor trust for United States Federal income tax purposes. The provisions of this Declaration shall be interpreted to further this intention of the parties.

          SECTION 14.08. Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

          SECTION 14.09. Effect of Declaration Supplements. Upon the execution of any Declaration Supplement, such Declaration
Supplement shall form a part of this Declaration for all purposes, and every Holder of Certificates thereafter authenticated and delivered hereunder or thereunder shall be bound hereby.

          SECTION 14.10. Merger. Notwithstanding anything contained herein to the contrary, the parties hereto hereby acknowledge that J.P. Morgan Index Funding Company, LLC (the "LLC"), a limited liability company formed under the laws of the State of Delaware, will be merged into the Trust, and the Trust will be the surviving entity of such merger. The parties hereto hereby consent to such merger. The securities issued by the LLC prior to the consummation of the merger are the Series A Securities of the LLC. Upon the effectiveness of the merger, such Series A Securities shall constitute a Series of Securities hereunder, shall be designated as Series A Securities of the Trust and shall be entitled to the benefits of the provisions contained in this Declaration, including Section 3.18. The Note issued by Morgan Guaranty to the LLC in connection with the issuance of the Series A Securities of the LLC together all proceeds thereof shall be deemed to be assets associated with the Series A Securities of the Trust.


          IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


                              J.P. MORGAN & CO. INCORPORATED,
                              as Sponsor,

                                by
                                    /s/ Gene A. Capello
                                   --------------------------
                                   Name:  Gene A. Capello
                                   Title: Vice President


                              David A. Diamond, as Trustee,

                                by
                                    /s/ David A. Diamond
                                    ---------------------------
                                    David A. Diamond

                              Andrew G. Kerber, as Trustee,

                                by
                                    /s/ Andrew G. Kerber
                                    --------------------------
                                    Andrew G. Kerber


                              Susan L. McCullin, as Trustee,

                                by
                                    /s/ Susan L. McCullin
                                    ---------------------------
                                    Susan L. McCullin


                              FIRST TRUST OF NEW YORK,
                              NATIONAL ASSOCIATION, as
                              Property Trustee,

                                by
                                    /s/ Catherine F. Donohue
                                    --------------------------
                                    Name:  Catherine F. Donohue
                                    Title: Vice President


                              WILMINGTON TRUST COMPANY, as
                              Delaware Trustee,

                                by
                                    /s/ Charlotte Paglia
                                    ------------------------
                                    Name:  Charlotte Paglia
                                    Title: Financial Services
                                           Officer

STATE OF         ,)
                  ) ss.
COUNTY OF        ,)

          BEFORE ME, the undersigned authority, on this __ day of March, 1998, personally appeared (on behalf of J.P. Morgan & Co. Incorporated), H. Christian Raymond, Andrew G. Kerber and Susan McCullin, each known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer, as the case may be, whose name is subscribed to the foregoing instrument, and each acknowledged to me that he executed the same as the act of such trust for the purposes and consideration herein expressed and in the capacity therein stated.

          GIVEN UNDER MY HAND AND SEAL THIS      day of MARCH,
1998.



                           ------------------------------
                           NOTARY PUBLIC, STATE OF NEW
                           YORK
                           Print Name:
                           Commission Expires:

STATE OF NEW YORK,)
                  ) ss.
COUNTY OF NEW YORK)

          BEFORE ME, the undersigned authority, on this ___day of March, 1998, personally appeared of J.P. Morgan & Co. Incorporated, known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer, as the case may be, whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as the act of such trust for the purposes and consideration herein expressed and in the capacity therein stated.

          GIVEN UNDER MY HAND AND SEAL THIS      day of MARCH,
1998.



                           ------------------------------
                           NOTARY PUBLIC, STATE OF NEW
                           YORK
                           Print Name:
                           Commission Expires:

STATE OF NEW YORK,)
                  ) ss.
COUNTY OF NEW YORK)

          BEFORE ME, the undersigned authority, on this ____ day
of March, 1998, personally appeared               of First Trust
of New York, National Association known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose names are subscribed to the foregoing instrument, and acknowledged to me that she executed the same as the act of such trust for the purposes and consideration herein expressed and in the capacity therein stated.

          GIVEN UNDER MY HAND AND SEAL THIS      day of MARCH,
1998.

(SEAL)

                           ------------------------------
                           NOTARY PUBLIC, STATE OF NEW
                           YORK
                           Print Name:
                           Commission Expires:

STATE OF DELAWARE,)
                  ) ss.
COUNTY OF         )

          BEFORE ME, the undersigned authority, on this ___ day
of March, 1998, personally appeared                 of Wilmington
Trust Company known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose names are subscribed to the foregoing instrument, and acknowledged to me that she executed the same as the act of such trust for the purposes and consideration herein expressed and in the capacity therein stated.

          GIVEN UNDER MY HAND AND SEAL THIS      day of MARCH,
1998.

(SEAL)

                           ------------------------------
                           NOTARY PUBLIC, STATE OF
                           DELAWARE
                           Print Name:
                           Commission Expires:

                                                        EXHIBIT A




                       CERTIFICATE OF TRUST

                                OF

               J.P. MORGAN INDEX FUNDING COMPANY I


          This Certificate of Trust is being executed as of December 12, 1996 for the purpose of creating a business trust pursuant to the Delaware Business Trust Act, 12 Del. C. ss.ss. 3801 et seq. (the "Act").

          The undersigned hereby certify as follows:

          1. Name. The name of the business trust is "J.P. Morgan
Index Funding Company I" (the "Trust").

          2. Delaware Trustee. The name and business address of the Delaware resident trustee of the Trust meeting the requirements of Section 3807 of the Act are as follows:

              Wilmington Trust Company
              Rodney Square North
              1100 North Market Street
              Wilmington, Delaware 19890

          3. Effective Date. This Certificate of Trust shall be effective immediately upon filing in the office of the Secretary of State of the State of Delaware.

          4. Counterparts. This Certificate of Trust may be executed in one or more counterparts.


          IN WITNESS WHEREOF, the undersigned, being all of the trustees of the Trust, have executed this Certificate of Trust as of the day and year first above written.

                           WILMINGTON TRUST COMPANY, as
                           Delaware Trustee,

                             by
                               -----------------------------
                               Name:
                               Title:

                               ------------------------------
                               H. Christian Raymond
                               Trustee



                               -------------------------------
                               Andrew G. Kerber
                               Trustee



                               -------------------------------
                               Susan L. McCullin
                               Trustee

                                                        EXHIBIT B




             DECLARATION SUPPLEMENT DATED [ ], 199[ ]

                             TERMS OF
                            SECURITIES


          Pursuant to Section 3.03 of the Amended and Restated Declaration of Trust of J.P. Morgan Index Funding Company I (the "Trust") dated as of March 26, 1998 (as amended from time to time, the "Declaration"), the undersigned, as Sponsor of the Trust, and the undersigned Regular Trustees hereby authorizes the issuance of, and establishes the designations, rights, privileges, restrictions, preferences and other terms and provisions of a Series of Securities as set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

          1. Definitions. All capitalized terms used but not defined herein shall have the meanings assigned to them in the Declaration. The following additional terms have the respective meanings specified below:

          "Business Day" means any day other than a day on which banking institutions in The City of New York are permitted or required by applicable law to close.

          "Guarantee" means the Guarantee Agreement dated as of
[        ], 199 , executed and delivered by JPM for the benefit
of the Holders from time to time of the Series [ ] Preferred
Securities, as amended from time to time.

          "Note Guarantee" means the Note Guarantee Agreement
dated as of [      ], 199_, executed and delivered by JPM for the
benefit of the Property Trustee for the benefit of the Holders from time to time of the Series [ ] Securities, as amended from time to time.

          "Principal Amount" means, initially, the face amount of the Series [ ] Securities, and, at any time during the life of the Series [ ] Securities, the product of (a) the face amount of the Series [ ] Securities and (b) (i) a fraction the numerator of
which shall equal the average of the [        ] Total Return
Index for the 10 consecutive trading days prior to such time and
the denominator of which shall equal the [        ] Total Return
Index on the date the Series [ ] Securities are issued minus (ii) the applicable factor, which is designed to offset the costs of issuing and hedging the indexation of the Series [ ] Securities.

          "Redemption Price" means, with respect to any date fixed for redemption (whether pursuant to optional redemption by the Holders thereof or otherwise) of any Series [ ] Security, the Principal Amount of such Series [ ] Security, plus accumulated and unpaid dividends (whether or not declared) to such date.

          "Series [ ] Common Securities" has the meaning assigned to such term in paragraph 2 hereof.

          "Series [ ] Note" means the $[         ] initial
principal amount (or up to [         ] initial principal amount
if and to the extent the over-allotment option granted by the Trust to the Underwriters of the Series [ ] Preferred Securities
is exercised) Series [ ] Note due [        ] of Morgan Guaranty
and any other Notes issued in exchange for such Series [ ] Note upon the terms and subject to the conditions set forth in
Section 7(e) hereof.

          "Series [ ] Preferred Securities" has the meaning assigned to such term in paragraph 2 hereof.

          "Series [ ] Securities" means the Series [ ] Preferred
Securities and the Series [ ] Common Securities.

          2. Authorization and Designation. A Series of Securities, "Series [ ] Securities", is hereby created, and
(a) [         ] Preferred Securities of Series [ ] Securities (or
up to [          ] Preferred Securities of Series [ ]Securities
if and to the extent the over-allotment option granted by the Trust to the underwriters of the Series [ ] Preferred Securities
is exercised) with a Face Amount of $[      ] per Preferred
Security are hereby authorized and designated as "Preferred Securities, Series[ ]" (hereinafter called the "Series [ ]
Preferred Securities"), and (b) [         ] Common Securities of
Series [ ] Securities with Face Amount of $[     ] per Common
Security and designated as "Common Securities, Series [ ]" (hereinafter called the "Series [ ] Common Securities").

          The Preferred Security Certificates evidencing the Series [ ] Preferred Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Series [ ] Preferred Securities are listed, and the Common Security Certificates evidencing the Series [ ] Common Securities shall be substantially in the form attached hereto as Annex II, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice. The Series [ ] Common Securities are to be issued and sold to J.P. Morgan & Co. Incorporated ("JPM") in
consideration of $[          ] in cash. In connection with the
issuance and sale of the Series [ ] Securities, the Trust, on behalf of the Holders of the Series [ ] Securities, will purchase, as trust assets, the Series [ ] Note having an aggregate principal amount equal to the sum of the aggregate initial Principal Amount of the Series [ ] Preferred Securities and the aggregate Principal Amount of the Series [ ] Common Securities so issued and bearing interest at an annual rate equal to the annual Distribution rate on the Series [ ] Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Series [ ] Securities. The Series [ ] Note and the proceeds thereof shall be deemed to be "associated with" the Series [ ] Securities.

          3. Distributions. (a) Distributions payable on each Series [ ] Security will be [describe method of determination
thereof] [fixed at a rate per annum of [   ]% (the "Coupon
Rate")] of the [Face Amount] [Principal Amount] of the Series [ ] Securities. The term "Distributions" as used in these terms means such periodic cash distributions and any such interest payable unless otherwise stated. A Distribution on the Series [ ] Securities will be made by the Property Trustee only to the extent that interest payments are made in respect of the Series [ ] Notes held by the Property Trustee. The amount of dividends payable for any full quarterly dividend period shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full quarterly dividend period, shall be computed on the basis of a 360-day year of twelve 30-day months and on the basis of the actual number of days elapsed (but never greater than 30) in any period shorter than a month.

          (b) Distributions on the Series [ ] Preferred Securities will be [noncumulative] [cumulative], will accrue from
[        ] and will be payable quarterly in arrears, on the last
calendar day of each March, June, September and December of each
year commencing on [        ], except as otherwise described
below, but only if and to the extent that interest payments are made in respect of the Series [ ] Notes held by the Property Trustee.

          (c) Distributions on the Series [ ] Securities will be payable promptly by the Property Trustee (or other Paying Agent) upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Series [ ] Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant Distribution date, and if the Series [ ] Preferred Securities are no longer in book-entry only form, the relevant record dates will be selected by the [Sponsor] [Regular Trustee] but shall be at least one Business Day prior to the relevant Distribution date, which record and payment dates correspond to the record and payment dates for the Series [ ] Note. Distributions payable on the Series [ ] Securities that are not punctually paid on any Distribution payment date as a result of Morgan Guaranty having failed to make the corresponding interest payment on the Series [ ] Note will forthwith cease to be payable to the Person in whose name such Series [ ] Security is registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Series [ ] Security is registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date. Subject to any applicable laws and regulations and the provisions of the Declaration, each payment in respect of the Series [ ] Securities will be made as described in paragraph 10 hereof. If any date on which Distributions are payable on the Series [ ] Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

          (d) All Distributions paid with respect to the Series
[ ] Preferred Securities and the Series [ ] Common Securities will be paid pro rata to the Holders thereof entitled thereto. If an Event of Default has occurred and is continuing, the Series
[ ] Preferred Securities shall have a priority over the Series
[ ] Common Securities with respect to Distributions.

          (e) In the event that there is any money or other property held by or for the Trust on behalf of the Holders of the Series [ ] Securities that is not accounted for under the Declaration, such money or property shall be distributed pro rata among the Holders of the Series [ ] Preferred Securities and the Series [ ] Common Securities.

          4. Ranking; Liquidation. (a) Subject to the last paragraph of this paragraph 4, the Series [ ] Preferred
Securities shall, with respect to dividend rights and rights on dissolution of the Trust, rank pari passu with the Series [ ] Common Securities.

          (b) In the event of any voluntary or involuntary dissolution of the Trust, the Holders of the Series [ ] Preferred Securities and the Series [ ] Common Securities at the date of the dissolution will be entitled to receive pro rata solely out of the assets of the Trust available for distribution to Holders of Series [ ] Preferred Securities and Series [ ] Common Securities which assets shall consist solely of the Series [ ] Note and the proceeds thereof, after paying or making reasonable provision to pay all claims and obligations of the Trust associated with the Series [ ] Securities in accordance with
Section 3808(e) of the Business Trust Act, an amount equal to the aggregate of the Principal Amount of such Series [ ] Preferred Security and Series [ ] Common Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). No Holder of any Security of any Series of Securities other than the Series [ ] Securities shall have any rights to the Series [ ] Note or the proceeds thereof or any payments relating to the Series [ ] Note. The Holders of the Series [ ] Securities shall have rights to no asset of the Trust other than the Series [ ] Note and the proceeds thereof and shall receive Distributions on the Series [ ] Securities only to the extent that payments on the Series [ ] Note have been made by Morgan Guaranty.

          If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Series [ ] Preferred Securities and the Series
[ ] Common Securities shall be paid, subject to the next paragraph, on a pro rata basis.

          Holders of Series [ ] Common Securities will be entitled to receive dividends or Liquidation Distributions upon any such payment or dissolution pro rata with Holders of Series
[ ] Preferred Securities, except that, if an Event of Default has occurred and is continuing, the Series [ ] Preferred Securities shall have a priority over the Series [ ] Common Securities with respect to such dividends or Liquidation Distribution.

          5. Redemption or Exchange. (a) The Series [ ] Securities shall be redeemable at the option of the Holders thereof, in whole or in part on each [anniversary of Stated Maturity] prior to the stated maturity thereof, beginning
[        ], 199 , upon not less than 22 Business Days but no
more than 32 Business Days notice to DTC (which shall notify the Trust which shall promptly notify the Property Trustee), at the Redemption Price. The Series [ ] Preferred Securities and the Series [ ] Common Securities shall be redeemed on a pro-rata basis as described in paragraph 5(d) hereof.

          (b) If there shall have occurred after [        ],
199 , a change in any applicable U.S. law or regulation or in the interpretation thereof (including but not limited to the enactment or imminent enactment of any legislation, the publication of any judicial decisions, regulatory rulings, regulatory procedures, or notices or announcements (including notices or announcements of intent to adopt such procedures or regulations), or a change in the official position or in the interpretation of any law or regulation by any legislative body, court, governmental authority or regulatory body, irrespective of the manner in which such change is made known) (any such change relating to taxes, a "Tax Event" and, any such change relating to the Investment Company Act, an "Investment Company Event" and, together with a Tax Event, a "Special Event"), and the Trust and JPM shall have been advised by legal counsel (which counsel shall not be an employee of JPM or the Trust) that, as a result of such change, there exists more than an insubstantial risk that
(i) (A) Morgan Guaranty will be precluded from deducting the interest paid on the Series [ ] Note for federal income tax purposes, (B) the Trust will be subject to federal income tax with respect to the interest received on the Series [ ] Note,
(C) the contingent principal in excess of the Face Amount of the Series [ ] Preferred Securities (if any) payable on Series [ ]
Note is not or would not be deductible by Morgan Guaranty for federal income tax purposes or (D) the Trust is or would be subject to more than a de minimis amount of other taxes, duties or other governmental charges or (ii) the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, then within 90 days following the occurrence and during the continuance of any such Special Event, JPM shall have the right to direct Morgan Guaranty to redeem the Series [ ] Note in whole or in an amount sufficient to cause the discontinuance of such Special Event, in either case in cash, or, in the case of a Tax Event, to allow the Series [ ] Note to remain outstanding and to indemnify the Trust for any taxes payable by the Trust as a result of such Tax Event. In the event that Morgan Guaranty shall redeem the Series [ ] Note, the Trust will redeem at the Redemption Price a principal amount of the Series [ ] Preferred Securities and the related Series [ ] Common Securities equal to the principal amount of the Series [ ] Note so redeemed. If a Tax Event shall have occurred and be continuing and JPM shall have elected to allow the Series [ ] Note to remain outstanding and provided that the Trust shall received indemnification by JPM for all taxes payable by the Trust as a result of such Tax Event, then the Trust may allow the Series [ ] Preferred Securities and the related Series [ ] Common Securities to remain outstanding.

          (c) The Series [ ] Securities shall be redeemed at the Redemption Price with the proceeds from the repayment by Morgan Guaranty when due of the Series [ ] Note or upon any redemption by Morgan Guaranty of such Series [ ] Note pursuant to the terms thereof.

          (d) If fewer than all the outstanding Series [ ] Preferred Securities and Series [ ] Common Securities are to be so redeemed, the Series [ ] Preferred Securities and the Series [ ] Common Securities will be redeemed pro rata, it being understood that Series [ ] Preferred Securities held of record by a Clearing Agency or nominee will be redeemed as described in paragraph 5(f)(ii) below. If a partial redemption would result in the delisting of the Series [ ] Preferred Securities by any national securities exchange or other organization on which the Series [ ] Preferred Securities are then listed, the Trust will only redeem the Series [ ] Securities in whole.

          (e) The Trust may not redeem fewer than all the outstanding Series [ ] Securities unless all accrued and unpaid
Distributions have been paid on all Series [ ] Securities for all quarterly distribution periods terminating on or prior to the date of redemption.

          (f)(i) Notice of any redemption of the Series [ ] Securities (a "Redemption/Distribution Notice") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Series [ ] Securities to be redeemed or exchanged not less than 30 nor more than 60 days prior to the date fixed for redemption or exchange thereof. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph (f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Series [ ] Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Series [ ] Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/ Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Series [ ] Securities are to be redeemed, the Series [ ] Securities to be redeemed will be redeemed pro rata from each Holder of Series [ ] Securities (subject to adjustment to eliminate fractional Securities), it being understood that, in respect of Series [ ] Preferred Securities registered in the name of and held of record by DTC (or a successor Clearing Agency) or any other nominee, the Series [ ] Preferred Securities will be redeemed from, and the distribution of the proceeds of such redemption will be made to, each Clearing Agency Participant (or person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

          (iii) If the Trust gives or any Holder of Series [ ] Securities gives the Regular Trustees, on behalf of the Trust, a Redemption/Distribution Notice in respect of a redemption of Series [ ] Securities as provided in this paragraph 5 (which notice will be irrevocable) then (A) while the Series [ ] Preferred Securities are in book- entry only form, by 12:00 noon, New York City time, on the redemption date, provided that Morgan Guaranty has paid the Property Trustee in immediately available funds a sufficient amount of cash in connection with the related redemption or maturity of the Series [ ] Note, the Property Trustee will deposit irrevocably with DTC (or any successor Clearing Agency) funds sufficient to pay the applicable Redemption Price with respect to the Series [ ] Preferred Securities and will give DTC (or any successor Clearing Agency) irrevocable instructions and authority to pay the Redemption Price to the Holders of the Series [ ] Preferred Securities and
(B) if the Series [ ] Preferred Securities are issued in definitive form and, in any event with respect to the Series [ ] Common Securities, and in either case provided that Morgan Guaranty has paid the Property Trustee in immediately available funds a sufficient amount of cash in connection with the related redemption or maturity of the Series [ ] Note, the Property Trustee will pay the relevant Redemption Price to the Holders of such Series [ ] Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the redemption date, Distributions will cease to accrue on the Series [ ] Securities called for redemption, such Series [ ] Securities will no longer be deemed to be outstanding and all rights of Holders of such Series [ ] Securities so called for redemption will cease, except the right of the Holders of such Series [ ] Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Series [ ] Securities which have been so called for redemption. If any date fixed for redemption of Series [ ] Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Series [ ] Securities is improperly withheld or refused and not paid either by the Property Trustee or, in the case of the Series [ ] Preferred Securities, pursuant to the Guarantee, by JPM, Distributions on such Series [ ] Securities will continue to accrue at the Coupon Rate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

          (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust (x) in the case of the Series [ ] Preferred Securities, to DTC or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Preferred Security Certificates have been issued, to the Holders of the Series [ ] Preferred Securities and (y) in the case of the Series
[ ] Common Securities, to the Holders of the Series [ ] Common
Securities.

          (v)  Subject to the foregoing and applicable law
(including, without limitation, United States Federal securities laws), JPM or any of its subsidiaries may at any time and from time to time purchase outstanding Series [ ] Preferred Securities by tender, in the open market or by private agreement.

          6. Voting Rights. (a) Except as shall be otherwise established herein and except as otherwise required by the Business Trust Act, (i) the Holders of the Series [ ] Preferred Securities shall have, with respect to such Series [ ] Preferred Securities, no right or power to vote on any question or matter or in any proceeding or to be represented at, or to receive notice of, any meeting of Holders and (ii) all voting rights of the Trust shall be vested exclusively in the Holders of the Series [ ] Common Securities. The Series [ ] Common Securities shall entitle the Holders of Series [ ] Common Securities to vote in proportion to their percentage ownership interest in the Trust upon all matters upon which Series [ ] Common Members have the right to vote. All Holders of Series [ ] Common Securities shall have the right to vote separately as a class on any matter on which the Holders of Series [ ] Common Securities have the right to vote regardless of the voting rights of any other Holder.

          (b) Subject to paragraph 5(e), if (i) the Trust fails to pay dividends or other distributions in full on the Series [ ] Securities for 30 days following the date on which such payment was due in accordance with the terms of the Series [ ] Securities; or (ii) an Event of Default (as defined in the Series [ ] Note) occurs and is continuing with respect to such Note, then (x) the Holders holding a Majority in Principal Amount of the outstanding Series [ ] Preferred Securities, acting as a single class, will be entitled to cause the Trust, by written direction to the Property Trustee, (A) to waive any such Event of Default and its consequences or to enforce the Trust's rights under the Series [ ] Note against Morgan Guaranty, (B) in the case of clause (i) above, declare and pay dividends or other distributions on the Series [ ] Securities; provided that any such payments or other distributions shall be paid solely from the proceeds of dividend or other payments made on the Series [ ] Note and received by the Trust on behalf of the Holders of the Series [ ] Securities and
(C) in the case of clause (ii) above, to waive any such Event of Default and its consequences or to enforce the Trust's rights under the Note Guarantee with respect to the Series [ ] Securities and (y) in the case of clause (ii) above if such Event of Default is attributable to the failure of Morgan Guaranty to pay principal or interest on the Series [ ] Note on the date such principal or interest is otherwise payable (or in the case of a redemption, on the redemption date) any Holder of the outstanding Series [ ] Preferred Securities may directly institute a proceeding under the Note Guarantee with respect to the Series [ ] Preferred Securities against JPM for enforcement of payment to such Holder of the related Principal Amount of or dividends or other distributions on, as applicable, the Series [ ] Preferred Securities of such Holder (a "Direct Action") on or after the date of the occurrence of such Event of Default. In connection with such Direct Action, the rights of the Holder of the Series [ ] Common Securities of such series shall be subrogated to the rights of such Holder of Series [ ] Preferred Securities to the extent of any payment made by JPM to such Holder of Series [ ] Preferred

Securities in such Direct Action. For purposes of determining whether the Trust has failed to pay dividends in full within 30 days of the applicable payment date, dividends or other distributions shall be deemed to remain in arrears, notwithstanding any payments in respect thereof, until full cumulative dividends or other distributions have been or contemporaneously are declared and paid with respect to all dividend or other distribution periods terminating on or prior to the date of payment of such full cumulative dividends or other distributions. Not later than 30 days after the right to vote arises, the Property Trustee will solicit such vote. If the Property Trustee fails to solicit such vote within such 30-day period, the Holders holding 10% in Principal Amount of the outstanding Series [ ] Preferred Securities, acting as a single class, will be entitled to convene such meeting. Any such voting rights shall cease immediately if, in the case of clause (i) above, the Trust shall have paid in full all accumulated and unpaid dividends or other distributions on the Series [ ] Securities or if, in the case of clause (ii) above, such default of Morgan Guaranty shall have been cured or waived. Subject to paragraph 5(e), Holders of the Series [ ] Preferred Securities may, by vote of at least a Majority in Principal Amount of the Series [ ] Preferred Securities direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee.

          (c) If any resolution is proposed to be adopted by the Holders providing for, or the Regular Trustees propose to take, any action to effect:

          (i) any variation or abrogation of the powers, preferences and special rights of the Series [ ] Securities by way of amendment of this Declaration or otherwise, which variation or abrogation adversely affects the Holders of Series [ ] Securities,

          (ii) the dissolution of the Trust, or

          (iii) the commencement of any bankruptcy, insolvency, reorganization or other similar proceeding involving the Trust,

then, in the case of any resolution or action described in clause (i) above, the Holders holding outstanding Series [ ] Securities and, in the case of any resolution or action described in clause (ii) or (iii) above, the Holders holding any outstanding Series of Securities will be entitled to vote together as a class on such resolution or action of the Sponsor (but not any other resolution or action) and such resolution or action shall not be effective except with the approval of the Holders holding a Majority in Principal Amount of all outstanding Securities or the Series [ ] Securities, as applicable; provided that no such resolution or action shall, without the consent of each Holder of Securities of any series affected thereby, (1) change the terms of the Securities established pursuant to paragraphs 2, 3, 4, 5 or 14 hereof in a manner adverse to such Holder, (2) reduce the stated percentage of Principal Amount necessary to approve such resolution or action or (3) amend the provisions of this paragraph 5(c); provided further, however, that no such approval shall be required under clauses (i) and (ii) if the dissolution of the Trust is proposed or initiated upon the occurrence of any of the events specified in Section 8.01 of the Declaration. The powers, preferences or special rights of the Series [ ] Securities will be deemed not to be varied by the creation or issuance of, and no vote will be required for the creation or issuance of, any Securities of any other series.

          (d) Notwithstanding that Holders of the Series [ ] Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Series [ ] Preferred Securities that are owned by JPM or by any entity directly or indirectly controlling or controlled by or under indirect or direct common control with JPM, shall not be entitled to vote or consent and shall, for the purposes of such vote or consent, be treated as if they were not outstanding.

          (e) The right of any Holder of the Series [ ] Securities to receive payment of Distributions on the Series [ ] Securities in accordance with this Declaration Supplement and the Declaration on or after the respective payment dates therefor, or to institute suit for the enforcement of any such payment on or after such payment dates, shall not be impaired without the consent of such Holder.

          (f) A waiver of a Series [ ] Note Event of Default by the Property Trustee at the written direction of the Holders of the Series [ ] Securities constitutes a waiver of the corresponding Event of Default in respect of the Series [ ] Securities; provided that if the Series [ ] Note Event of Default is not waivable under the Series [ ] Note, then the Event of Default in respect of the Series [ ] Securities shall also not be waivable.

          (g)(i) Morgan Guaranty and the Property Trustee may, without the consent of the Holders of any Preferred Securities, enter into senior notes supplemental to any Note relating to any Series of Securities for, among others, one or more of the following purposes: (x) to evidence the succession of another person to, and the assumption by such successor of, Morgan Guaranty's obligations under such Note; (y) to add covenants of Morgan Guaranty, or surrender any rights of Morgan Guaranty, for the benefit of the Property Trustee; and
     (z) to cure any ambiguity, or correct any inconsistency in, such Note. Morgan Guaranty and the Trust, with the consent of the Holders of not less than a Majority in Principal Amount of the outstanding Preferred Securities of any series may modify the Note relating to such Series of Securities, provided that no such modification may, without the consent of the Holders of all outstanding Preferred Securities affected thereby, (w) reduce the amount of Preferred Securities of such series the Holders of which must consent to any amendment, supplement or waiver of such Note;
     (x) reduce the rate of or extend the time for the payment of interest on the Note; (y) alter the method of calculation of, or reduce, the amount paid at stated maturity or extend the stated maturity of such Note (other than pursuant to the terms of such Note) or (z) make such Note payable in money or property other than that stated in such Note.

          (ii) The Note Guarantee with respect to a Series of Securities may be amended only with the prior approval of the Property Trustee acting on behalf of the Holders of the Securities of such Series of Securities; provided that no such amendment shall adversely affect the Holders of the Preferred Securities of any Series of Securities without the consent of a Majority in Principal Amount of the Preferred Securities of such affected Series of Securities, with Holders of Preferred Securities of each such affected series voting as a single and separate class. All guarantees and agreements contained in the Note Guarantee shall bind the successors, assignees, receivers, trustees and representatives of JPM and shall inure to the benefit of the Property Trustee, for the benefit of Holders of the Securities of each Series of Securities, as the holder of each Note then outstanding.

          (iii) Except with respect of any changes that do not adversely affect the rights of Holders of the Preferred Securities of any series (in which case no vote will be required), the Preferred Guarantee may be amended only with the prior approval of the Holders of not less than a Majority in Principal Amount of the outstanding Preferred Securities of each affected series, with Holders of Preferred Securities of each such affected series voting as a single and separate class. All guarantees and agreements contained in any Preferred Guarantee shall bind the successors, assignees, receivers, trustees and representatives of JPM and shall inure to the benefit of the Holders of the Preferred Securities of the applicable series then outstanding.

          (iv) The procedures and mechanisms for implementing any such modification to any Note, Note Guarantee or Preferred
     Guarantee shall be identical to the procedures and mechanisms set forth in paragraph (b) above and in the following paragraph.

          Any required approval or direction of Holders of any class of Series [ ] Securities may be given at a separate meeting of Holders of such class of Series [ ] Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of any class of Series [ ] Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of such class of Series [ ] Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of Series [ ]
Securities will be required for the Trust to redeem and cancel
Series [ ] Securities in accordance with the Declaration.

          (h) A Note Event of Default under a Note associated with any particular Series of Securities or an Event of Default under the Declaration in respect of such Series of Securities shall not constitute a Note Event of Default under a Note associated with any other Series of Securities or an Event of Default under the Declaration in respect of any other Series of Securities and shall not prohibit payments in respect of such other Series of Securities. Payments in respect of principal of or interest on a Note, the Note Guarantee or the Guarantee, in each case associated with a particular Series of Securities shall be for the sole benefit of the Holders of Securities of such Series of Securities.

          Except as provided in this paragraph 6, Holders of the Series [ ] Preferred Securities will have no rights to increase or decrease the number of Trustees or to appoint, remove or replace a Trustee, which voting rights are vested solely in the Holders of the Series [ ] Common Securities.

          7. Pro Rata Treatment. A reference in these terms of the Series [ ] Securities to any payment, distribution or treatment as being "pro rata" shall mean pro rata to each Holder of Series [ ] Securities according to the aggregate Principal Amount of the Series [ ] Preferred Securities or the Series [ ] Common Securities, as the case may be, held by the relevant Holder in relation to the aggregate Principal Amount of all Series [ ] Common Securities and all Series [ ] Preferred Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Series [ ] Preferred Securities pro rata according to the aggregate Principal Amount of Series [ ] Preferred Securities held by the relevant Holder relative to the aggregate Principal Amount of all Series [ ] Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Series [ ] Preferred Securities, to each Holder of Series [ ] Common Securities pro rata according to the aggregate Principal Amount of Series [ ] Common Securities held by the relevant Holder relative to the aggregate Principal Amount of all Series [ ] Common Securities outstanding.

          8. Ranking. The Series [ ] Preferred Securities rank pari passu and payment thereon will be made pro rata with the Series [ ] Common Securities except that where an Event of Default occurs and is continuing, the rights of Holders of Series
[ ] Preferred Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise rank prior to the rights of Holders of the Series [ ] Common Securities to such payments

          9. Mergers, Consolidations or Amalgamations. The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or sell, transfer or lease all or substantially all its properties and assets to, any Person.

          10. Transfer, Exchange, Method of Payments. Payment of
Distributions and payments on redemption of the Series [ ]
Securities will be payable, the transfer of the Series [ ]
Preferred Securities will be registrable, and

Series [ ] Securities will be exchangeable for Series [ ] Securities of other denominations of the applicable class and of a like aggregate Principal Amount at the principal corporate trust office of the Property Trustee in The City of New York; provided that payment of Distributions may be made at the option of the Regular Trustees on behalf of the Trust on behalf of the Holders of Series [ ] Securities by check mailed to the address of the Persons entitled thereto and that the payment on redemption of any Series [ ] Security will be made only upon surrender of such Series [ ] Security to the Property Trustee. Notwithstanding anything to the contrary set forth herein, the Series [ ] Common Securities shall not be transferable or assignable by the Holders thereof.

          11. Acceptance of Agreements. Each Holder of Series [ ] Securities, by the acceptance thereof, agrees to the provisions of the Note Guarantee, including the subordination provisions therein, and the Series [ ] Note and in the case of Holders of Series [ ] Preferred Securities, the Guarantee, including the subordination provisions therein.

          12. No Preemptive Rights. The Holders of Series [ ]
Securities shall have no preemptive rights to subscribe to any additional Series [ ] Securities or any Securities of any other series.

          13. Miscellaneous. These terms shall constitute a part of the Declaration. The Trust will provide a copy of the Declaration and the Series [ ] Note to a Holder without charge on written request to the Trust at its principal place of business.

          14.  Sinking Fund.  The Series [ ] Securities [shall]
[shall not] be subject to the operation of a retirement or sinking fund.

          15. Guarantee of Liabilities. It shall be a condition precedent to the issuance of the Series [ ] Securities that JPM execute the Guarantee.

          16. Authorization of Agreements. The Sponsor, on behalf of the Trust, may enter into and perform the Underwriting
Agreement without any further act, vote or approval of any Holder.

          17. Registrar and Transfer Agent. The Sponsor hereby appoints First Trust of New York, National Association as its initial registrar, transfer agent and Paying Agent for the Series [ ] Securities.

          18. Governing Law. This Declaration Supplement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.


          IN WITNESS WHEREOF, the undersigned Sponsor of the Trust has hereto set its hands as of the day and year first above written.


                                   J.P. MORGAN & CO.
                                   INCORPORATED, as Sponsor,



                                   By:----------------------
                                      Name:
                                      Title:


                                   By:-----------------------
                                      Name:
                                      Title: Regular Trustee


                                   By:------------------------
                                      Name:
                                      Title: Regular Trustee

                                                          ANNEX I






          IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT--THIS PREFERRED SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE OF DTC. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

          UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC OR ANY SUCCESSOR DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC OR ANY SUCCESSOR DEPOSITARY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


Preferred Securities _______________

Number ________________

CUSIP NO. _____________

           Certificate Evidencing Preferred Securities

                                of

               J.P. Morgan Index Funding Company I

              [   ]% Series [ ] Preferred Securities



          J.P. Morgan Index Funding Company I, a statutory business trust created under the laws of the State of Delaware
(the "Trust"), hereby certifies that [        ] (the "Holder") is
the registered owner of [       ] preferred securities of the
Trust representing undivided beneficial interests in certain
assets of the Trust designated the [   ]% Preferred Securities,
Series [ ] (the "Preferred Securities"). The transfer of Preferred Securities is registrable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for registration of transfer. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of March 26, 1998, as the same may be amended from time to time or supplemented by a Declaration Supplement (the "Declaration"), including the designation of the terms of Preferred Securities as set forth in a Declaration Supplement. The Preferred Securities and the related Common Securities issued by the Trust pursuant to the Declaration represent undivided beneficial interests in certain assets of the Trust, specifically
(a) the Note associated with the Preferred Securities and the related Common Securities (the "Note") issued by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), a trust company with full banking powers organized under the laws of the State of New York and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a Delaware corporation ("JPM"), to the Property Trustee for the benefit of the Holders of the Preferred Securities and the related Common Securities and (b) the proceeds of the Note. The Holder is entitled to the benefits of the
Guarantee Agreement of JPM dated as of [         ], 199_ (the
"Guarantee"), to the extent provided therein and is entitled to direct the Property Trustee (as defined in the Declaration) to enforce its rights under the Note to the extent provided therein. The Trust will furnish a copy of the Declaration, the Guarantee and the Note Guarantee (as defined below) to the Holder without charge, upon written request to the Trust, at its principal place of business or registered office.

          The Holder of this Certificate, by accepting this Certificate, is deemed to have agreed to the terms of (i) the Note related to the Preferred Securities and (ii) the Guarantee
and the Note Guarantee Agreement dated as of [         ], 199_,
executed and delivered by JPM for the benefit of the Property Trustee for the benefit of the Holders of the Preferred Securities and the related Common Securities (the "Note Guarantee"), including that each of the Guarantee and the Note Guarantee is subordinate and junior in right of payment to all other indebtedness, liabilities and obligations of JPM and pari passu with the most senior preferred or preference stock of any series now or hereafter issued by JPM and pari passu with any guarantee now or hereafter entered into by JPM in respect of any preferred or preference stock or interest of any affiliate of JPM, as and to the extent provided in the Guarantee or the Note Guarantee, as applicable.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.


          IN WITNESS WHEREOF, the Trustees of the Trust have
executed this certificate this     day of              , 199 .

                              J.P. MORGAN INDEX FUNDING
                              COMPANY I,

                                by
                                   ------------------------------
                                   Name:
                                   Title:  Trustee

                                by
                                   ------------------------------
                                   Name:
                                   Title:  Trustee


Dated:

Countersigned and Registered:

First Trust of New York, National Association, as
Transfer Agent and Registrar


By:
     Authorized Officer

                            ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------
(Insert assignee's social security or tax identification number)


---------------------------------------------------------------

---------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints

---------------------------------------------------------------

---------------------------------------------------------------
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:

Signature:

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
WHATEVER.

                                                         Annex II




             THIS CERTIFICATE MAY NOT BE TRANSFERRED


             Certificate Number of Common Securities



             Certificate Evidencing Common Securities

                                of

               J.P. Morgan Index Funding Company I


                [ ]% Series [ ] Common Securities



          J.P. Morgan Index Funding Company I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that J.P. Morgan & Co. Incorporated (the "Holder") is the registered owner of
[          ] common securities of the Trust representing
undivided beneficial interests in certain assets of the Trust designated the "[ ]% Common Securities" (the "Common Securities"). The transfer of Common Securities is registrable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for registration of transfer and satisfaction of the other conditions set forth in the Declaration (as defined below) including, without limitation, Section 9.01(c) thereof. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of March 26, 1998, as the same may be amended from time to time or supplemented by a Declaration Supplement (the "Declaration"), including the designation of the terms of Common Securities as set forth in a Declaration Supplement. The Common Securities and the related Preferred Securities issued by the Trust pursuant to the Declaration represent undivided beneficial interests in certain assets of the Trust, specifically (a) the Note associated with the Common Securities and the related Preferred Securities (the "Note") issued by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), a trust company with full banking powers organized under the laws of the State of New York and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a

Delaware corporation ("JPM"), to the Property Trustee for the benefit of the Holders of the Common Securities and the related Preferred Securities and (b) the proceeds of the Note. The Trust will furnish a copy of the Declaration and the Note Guarantee (as defined below) to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

          The Holder of this Certificate, by accepting this Certificate, is deemed to have agreed to the terms of the
(i) Note related to the Common Securities and (ii) the Note
Guarantee Agreement dated as of [      ], 199_, executed and
delivered by JPM for the benefit of the Property Trustee for the benefit of the Holders of the Common Securities and the related Preferred Securities (the "Note Guarantee"), including that the Note Guarantee is subordinate and junior in right of payment of all other indebtedness, liabilities and obligations of JPM and pari passu with the most senior preferred or preference stock of any series now or hereafter issued by JPM and pari passu with any guarantee now or hereafter entered into by JPM in respect of any Preferred or preference stock or interest of any affiliate of JPM, as and to the extent provided in the Note Guarantee.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.


          IN WITNESS WHEREOF, the Trustees of the Trust have
executed this certificate this [  ] day of [    ] 199_.


                           J.P. MORGAN INDEX FUNDING
                           COMPANY I,

                              by_________________________,
                                Name:
                                Title:  Trustee


                               by_________________________,
                                 Name:
                                 Title:  Trustee


Dated:

Countersigned and Registered:

First Trust of New York, National Association
Transfer Agent and Registrar

 by_____________________________
      Authorized Officer

                            ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

(Insert assignee's social security or tax identification number)

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

(Insert address and zip code of assignee)

and irrevocably appoints

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _____________________

Signature: _________________________

(Sign exactly as your name appears on the other side of this Common Security Certificate)

                                                            EXHIBIT 4(B)(1)



             [FORM OF] AMENDED AND RESTATED GUARANTEE AGREEMENT


                    [FORM OF] AMENDED AND RESTATED GUARANTEE AGREEMENT
               (this "Guarantee Agreement"), dated as of           ,
               199[ ], executed and delivered by J.P. Morgan & Co. Incorporated, a Delaware corporation ("J.P. Morgan") and First Trust of New York, National Association, as the initial Guarantee Trustee (as defined below) for the benefit of the Holders (as defined below) from time to time of the Preferred Securities (as defined below) of J.P. Morgan Index Funding Company I, a Delaware statutory business trust (the "Trust"), successor by merger to J.P. Morgan Index Funding Company, LLC, a Delaware limited liability company (the "Company").

          WHEREAS, the Company issued its common limited liability company interests, Series A (the "Common Securities") to and received related capital contributions from J.P. Morgan and J.P. Morgan Ventures Corporation ("JPM Ventures"), and issued and sold preferred limited liability company interests, Series A (the "Preferred Securities"; the Preferred Securities and the Common Securities collectively referred to herein as the "Series A Securities") with such rights, preferences, privileges, limitations and restrictions as were set forth in a written resolution or resolutions (a "Written Action") by the managing members of the Company providing for the issue of such series;

          WHEREAS, the Company purchased a Related Note (as defined below) from Morgan Guaranty Trust Company of New York, a trust company with full banking powers organized under the laws of the State of New York ("Morgan Guaranty") with the proceeds from such issuance and sale of the Preferred Securities and the Common Securities; and

          WHEREAS, J.P. Morgan irrevocably and unconditionally agreed to the extent set forth in the Guarantee Agreement dated as October 16, 1997 (the "Original Guarantee Agreement") to pay to the Holders of the Preferred Securities the Guarantee Payments (as defined therein) and to make certain other payments on the terms and conditions set forth therein.

          WHEREAS, pursuant to an Agreement and Plan of Merger dated as of November 14, 1997, the Company has been merged into the Trust;

          WHEREAS, J.P. Morgan desires to amend and restate the Original Guarantee Agreement in order to subject it to the provisions of the Trust Indenture Act (as defined below), including to appoint an indenture trustee (hereunder, and pursuant to Section 5.02 of the Original Guarantee Agreement, such amendment may be effectuated without the consent of the Holders of the Series A Securities;

          NOW, THEREFORE, J.P. Morgan executes and delivers this Guarantee Agreement for the benefit of the Holders.


                                 ARTICLE I

                                Definitions

          (a) Capitalized terms used in this Guarantee Agreement but not defined in the preamble above have the respective meanings assigned to them in this Article I.

          (b) A term defined anywhere in this Guarantee Agreement has the same meaning throughout.

          (c) All references to "the Guarantee Agreement" or "this Guarantee Agreement" are to this Guarantee Agreement as modified, supplemented or amended from time to time.

          (d) All references in this Guarantee Agreement to Articles and Sections are to Articles and Sections of this Guarantee Agreement unless otherwise specified.

          (e) A term defined in the Trust Indenture Act has the same meaning when used in this Guarantee Agreement unless otherwise defined in this Guarantee Agreement or unless the context otherwise requires.

          (f) A reference to the singular includes the plural and vice versa.

          "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act of 1933, as amended, or any successor rule thereunder.

          "Commission" means the Securities and Exchange Commission.

          "Common Securities" means the securities representing undivided beneficial interests in the Related Note held by the Property Trustee for the benefit of the

Holders of the Series A Securities, and having the terms set forth in the Written Action.

          "Covered Person" means any Holder of Preferred Securities.

          "Declaration" means the Amended and Restated Declaration of Trust dated as of March 26, 1998 among J.P. Morgan, as Sponsor, and the trustees of the Trust.

          "Distributions" means the periodic distributions and other payments payable to Holders of Preferred Securities in accordance with the terms of the Preferred Securities set forth in the Written Action.

          "Event of Default" means a default by J.P. Morgan on any of its payment or other obligations under this Guarantee Agreement.

          "Guarantee Payments" means, with respect to the Preferred Securities, the following payments, without duplication, to the extent not paid by the Trust: (i) any accumulated and unpaid distributions which have been theretofore declared on the Preferred Securities, to the extent Morgan Guaranty has made a corresponding payment on the Related Note, out of funds legally available therefor, (ii) the Preferred Redemption Price (including all accumulated and unpaid distributions), to the extent Morgan Guaranty has made a corresponding payment on the Related Note, payable out of funds legally available therefor with respect to any Preferred Securities called for redemption upon redemption thereof and (iii) upon the liquidation of the Trust, the lesser of (a) the Liquidation Distribution (as defined below) with respect to such series and (b) the amount of the assets of the Trust consisting of the Related Note and the proceeds thereof, legally available for distribution to Holders of Preferred Securities of such series in liquidation.

          "Guarantee Trustee" means First Trust of New York, National Association until a Successor Guarantee Trustee has been appointed and accepted such appointment pursuant to the terms of this Guarantee Agreement and thereafter means each such Successor Guarantee Trustee.

          "Holder" means any Person from time to time holding any Preferred Securities; provided, however, that in determining whether the Holders of the requisite percentage of Preferred Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include J.P. Morgan or any entity directly or indirectly controlling or controlled by or under direct or indirect common control with J.P. Morgan.

          "Indemnified Person" means the Guarantee Trustee, any Affiliate of the Guarantee Trustee, and any officers, directors, shareholders, members, partners, employees, representatives or agents of the Guarantee Trustee.

          "Liquidation Distribution" means, with respect to the Preferred Securities, the aggregate Principal Amount of the Preferred Securities and all accumulated and unpaid distributions (whether or not declared) with respect to the Preferred Securities to but excluding the date of payment.

          "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "Preferred Redemption Price" means, with respect to the Preferred Securities, the aggregate Principal Amount of all the Preferred Securities plus accumulated and unpaid distributions (whether or not declared) with respect to the Preferred Securities to but excluding the date of redemption.

          "Preferred Securities" has the meaning set forth in the first WHEREAS clause above.

          "Principal Amount" means, at any time with respect to any Preferred Security, the Redemption Value, the applicable Early Redemption Value or the stated liquidation preference thereof, as applicable, as determined in accordance with the Written Consent.

          "Property Trustee" means the Person acting as Property Trustee under the Declaration.

          "Related Note" means the obligation of Morgan Guaranty in which the proceeds from the issuance of the Preferred Securities and the related Common Securities were invested. The Related Note shall be deemed to be "associated with" the Series A Securities.

          "Responsible Officer" means, with respect to the Guarantee Trustee, the chairman of the board of directors, the president, any vice-president, any assistant vice- president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Guarantee Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

          "Series of Securities" means any series of Preferred Securities and the related series of Common Securities including the Series A Securities.

          "Successor Guarantee Trustee" means a successor Guarantee Trustee possessing the qualifications to act as a Guarantee Trustee under
Section 4.01.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

                                 ARTICLE II

                            Trust Indenture Act

          SECTION 2.01. Trust Indenture Act; Application. (a) This Guarantee Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Guarantee Agreement and shall, to the extent applicable, be governed by such provisions.

          (b) If and to the extent that any provision of this Guarantee Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          (c) The application of the Trust Indenture Act to this Guarantee Agreement shall not affect the nature of the Preferred Securities as equity securities representing undivided beneficial interests in the relevant Related Note held by the Trust.

          SECTION 2.02. Lists of Holders of Preferred Securities. (a) J.P. Morgan shall provide the Guarantee Trustee with such information as is required under Section 312(a) of the Trust Indenture Act at the times and in the manner provided in Section 312(a).

          (b) The Guarantee Trustee shall comply with its obligations under Sections 310(b), 311 and 312(b) of the Trust Indenture Act.

          SECTION 2.03. Reports by the Guarantee Trustee. Within 60 days after May 15 of each year, the Guarantee Trustee shall provide to the Holders of the Preferred Securities such reports as are required by
Section 313 of the Trust Indenture Act, if any, in the form, in the manner and at the times provided by Section 313 of the Trust Indenture Act. The Guarantee Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

          SECTION 2.04. Periodic Reports to the Guarantee Trustee. J.P. Morgan shall provide to the Guarantee Trustee, the Commission and the Holders of the Preferred Securities, as applicable, such documents, reports and information as required by Section 314(a)(1)-(3) (if any) of the Trust Indenture Act and the compliance certificates required by Section 314(a)(4) and (c) of the Trust Indenture Act, any such certificates to be provided in the form, in the manner and at the times required by Section 314(a)(4) and
(c) of the Trust Indenture Act (provided that any certificate to be provided pursuant to Section 314(a)(4) of the Trust Indenture Act shall be provided within 120 days of the end of each fiscal year of the Trust).

          SECTION 2.05. Evidence of Compliance with Conditions Precedent. J.P. Morgan shall provide the Guarantee Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Guarantee Agreement which relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given pursuant to Section 314(c) shall comply with Section 314(e) of the Trust Indenture Act.

          SECTION 2.06. Events of Default; Waiver. (a)  Subject to
Section 2.06(b), Holders of Preferred Securities may by vote of at least a majority in Principal Amount of the Preferred Securities, (A) direct the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee, or exercising any trust or power conferred upon by the Guarantee Trustee, in either case with respect to the Series A Securities or (B) on behalf of the Holders of all Preferred Securities waive any past Event of Default with respect to the Series A Securities and its consequences. Upon such waiver, any such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Guarantee Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default (with respect to the Series A Securities or any other series of securities) or impair any right consequent thereon.

          (b) The right of any Holder of Preferred Securities to receive payment of the Guarantee Payments in accordance with this Guarantee Agreement, or to institute suit for the enforcement of any such payment, shall not be impaired without the consent of each such Holder.

          SECTION 2.07. Disclosure of Information. The disclosure of information as to the names and addresses of the Holders of the Preferred Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law, or any law hereafter enacted which does not specifically refer to Section 312 of the Trust Indenture Act, nor shall the Guarantee Trustee be held accountable by reason of mailing any material pursuant to a request made under
Section 312(b) of the Trust Indenture Act.

          SECTION 2.08. Conflicting Interest. The Declaration shall be deemed to be specifically described in this Guarantee Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

                                ARTICLE III

               Powers, Duties and Rights of Guarantee Trustee

          SECTION 3.01. Powers and Duties of the Guarantee Trustee. (a) This Guarantee Agreement shall be held by the Guarantee Trustee in trust for the benefit of the Holders of the Preferred Securities. The Guarantee Trustee shall not transfer its right, title and interest in this Guarantee Agreement to any Person except a Successor Guarantee Trustee on acceptance by such Successor Guarantee Trustee of its appointment to act as Guarantee Trustee or to a Holder of Preferred Securities exercising his or her rights pursuant to Section 5.04. The right, title and interest of the Guarantee Trustee to this Guarantee Agreement shall vest automatically in each Person who may hereafter be appointed as Guarantee Trustee in accordance with
Article IV. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

          (b) If an Event of Default with respect to the Preferred Securities occurs and is continuing, the Guarantee Trustee shall enforce this Guarantee Agreement for the benefit of the Holders of the Preferred Securities.

          (c) This Guarantee Agreement and all moneys received by the Property Trustee hereunder in respect of the Guarantee Payments will not be subject to any right, charge, security interest, lien or claim of any kind in favor of, or for the benefit of the Guarantee Trustee or its agents or their creditors.

          (d) The Guarantee Trustee shall, within 30 days after the occurrence of an Event of Default with respect to the Preferred Securities, transmit by mail, first class postage prepaid, to the Holders of the Preferred Securities, as their names and addresses appear upon the register, notice of all Events of Default known to the Guarantee Trustee, unless such defaults shall have been cured before the giving of such notice; provided, that, the Guarantee Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers, of the Guarantee Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Preferred Securities. The Guarantee Trustee shall not be deemed to have knowledge of any default except any default as to which the Guarantee Trustee shall have received written notice or a Responsible Officer charged with the administration of the Guarantee Agreement shall have obtained written notice.

          (e) The Guarantee Trustee shall not resign as a Trustee unless a Successor Guarantee Trustee has been appointed and accepted that appointment in accordance with Article IV.

          SECTION 3.02. Certain Rights and Duties of the Guarantee Trustee. (a) The Guarantee Trustee, before the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Guarantee Agreement, and no implied covenants shall be read into this Guarantee Agreement against the Guarantee Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06(a)), the Guarantee Trustee shall exercise such of the rights and powers vested in it by this Guarantee Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in this conduct of his or her own affairs.

          (b) No provision of this Guarantee Agreement shall be construed to relieve the Guarantee Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

               (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred;

                    (A) the duties and obligations of the Guarantee Trustee
               shall be determined solely by the express provisions of this Guarantee Agreement, and the Guarantee Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Guarantee Agreement, and no implied covenants or obligations shall be read into this Guarantee Agreement against the Guarantee Trustee; and

                    (B) in the absence of bad faith on the part of the
               Guarantee Trustee, the Guarantee Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Guarantee Trustee and conforming to the requirements of this Guarantee Agreement; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Guarantee Trustee, the Guarantee Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Guarantee Agreement;

               (ii) the Guarantee Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Guarantee Trustee, unless it shall be proved that the Guarantee Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Guarantee Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of Preferred Securities as provided herein relating to the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee, or exercising any trust or power conferred upon the Guarantee Trustee under this Guarantee Agreement; and

               (iv) no provision of this Guarantee Agreement shall require the Guarantee Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of its duties or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Guarantee Agreement or adequate indemnity against such risk or liability is not reasonably assured to it.

               (c)  Subject to the provisions of Section 3.02(a) and (b):

               (i) whenever in the administration of this Guarantee Agreement, the Guarantee Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Guarantee Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon a certificate, which shall comply with the provisions of
          Section 314(e) of the Trust Indenture Act, signed by any authorized officer of J.P. Morgan;

               (ii) the Guarantee Trustee (A) may consult with counsel of its choice (which may be counsel to J.P. Morgan or any of its Affiliates and may include any of its employees) selected by it in good faith and with due care and the written advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice and opinion and (B) shall have the right at any time to seek instructions concerning the administration of this Guarantee Agreement from any court of competent jurisdiction;

               (iii) the Guarantee Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Guarantee Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it in good faith and with due care;

               (iv) the Guarantee Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Guarantee Agreement at the request or direction of any Holders of Preferred Securities, unless such Holders shall have offered to the Guarantee Trustee reasonable security and indemnity against the costs, expenses (including its attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction; provided that nothing contained in this clause (iv) shall relieve the Guarantee Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived) to exercise such of the rights and powers vested in it by this Guarantee Agreement, and to use the same degree of care and skill in this exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs; and

               (v) any action taken by the Guarantee Trustee or its agents hereunder shall bind the Holders of any affected series of Preferred Securities and the signature of the Guarantee Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Guarantee Trustee to so act, or as to its compliance with any of the terms and provisions of this Guarantee Agreement, both of which shall be conclusively evidenced by the Guarantee Trustee's or its agent's taking such action.

          SECTION 3.03. Not Responsible for Recitals or Issuance of Guarantee Agreement. The recitals contained in this Guarantee Agreement shall be taken as the statements of J.P. Morgan and the Guarantee Trustee does not assume any responsibility for their correctness. The Guarantee Trustee makes no representations as to the validity or sufficiency of this Guarantee Agreement.


                                 ARTICLE IV

                             Guarantee Trustee

          SECTION 4.01. Qualifications. (a) There shall at all times be a Guarantee Trustee which shall:

               (i) not be an Affiliate of J.P. Morgan; and

               (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 4.01(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          If at any time the Guarantee Trustee shall cease to satisfy the requirements of clauses (i)-(ii) above, the Guarantee Trustee shall immediately resign in the manner and with the effect set out in Section
4.02. If the Guarantee Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Guarantee Trustee and J.P. Morgan shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

          SECTION 4.02. Appointment, Removal and Resignation of Guarantee Trustee. (a) Subject to Section 4.02(b), the Guarantee Trustee may be appointed or removed without cause at any time by J.P. Morgan.

          (b) The Guarantee Trustee shall not be removed in accordance with Section 4.02(a) until a Successor Guarantee Trustee possessing the qualifications to act as Guarantee Trustee under Section 4.01(a) has been appointed and has accepted such appointment by written instrument executed by such Successor Guarantee Trustee and delivered to J.P. Morgan and the Guarantee Trustee being removed.

          (c) The Guarantee Trustee appointed to office shall hold office until his successor shall have been appointed or until its removal or resignation.

          (d) The Guarantee Trustee may resign from office (without need for prior or subsequent accounting) by an instrument (a "Resignation Request") in writing signed by the Guarantee Trustee and delivered to J.P. Morgan, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that no such resignation of the Guarantee Trustee shall be effective until a Successor Guarantee Trustee possessing the qualifications to act as Guarantee Trustee under Section 4.01(a) has been appointed and has accepted such appointment by instrument executed by such Successor

Guarantee Trustee and delivered to J.P. Morgan and the resigning Guarantee Trustee.

          (e) If no Successor Guarantee Trustee shall have been appointed and accepted appointed as provided in this Section 4.02 within 60 days after delivery to J.P. Morgan of a Resignation Request, the resigning Guarantee Trustee may petition any court of competent jurisdiction for appointment of a Successor Guarantee Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a Successor Guarantee Trustee.



                                 ARTICLE V

                                 Guarantee

          SECTION 5.01. Guarantee. J.P. Morgan irrevocably and unconditionally agrees, to the extent set forth herein, to pay in full to the Holders of the Preferred Securities the Guarantee Payments with respect to the Preferred Securities, as and when due (except to the extent paid by the Trust), regardless of any defense, right of set-off or counterclaim which the Trust may have or assert. This Guarantee Agreement is continuing, irrevocable, unconditional and absolute.

          SECTION 5.02. Waiver of Notice. J.P. Morgan hereby waives notice of acceptance of this Guarantee Agreement and of any liability to which it applies or may apply, presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

          SECTION 5.03. Obligations Not Affected. The obligations, covenants, agreements and duties of J.P. Morgan under this Guarantee Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

               (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Trust of any express or implied agreement, covenant, term or condition relating to the Preferred Securities to be performed or observed by the Trust;

               (b) the extension of time for the payment by the Trust of all or any portion of the distributions, Preferred Redemption Price, liquidation distributions or any other sums payable under the terms of the

          Preferred Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Preferred Securities;

               (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Preferred Securities, or any action on the part of the Trust granting indulgence or extension of any kind;

               (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust;

               (e) any invalidity of, or defect or deficiency in, any of the Preferred Securities;

               (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

               (g) any other circumstances whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 5.03 that the obligations of J.P. Morgan hereunder shall be absolute and unconditional under any and all circumstances.

There shall be no obligation of the Holders to give notice to, or obtain consent of, J.P. Morgan with respect to the happening of any of the foregoing.

          SECTION 5.04. Enforcement of Guarantee Agreement. J.P. Morgan and the Guarantee Trustee expressly acknowledge that (i) this Guarantee Agreement will be deposited with the Guarantee Trustee to be held for the benefit of the Holders; (ii) the Guarantee Trustee has the right to enforce this Guarantee Agreement on behalf of the Holders; (iii) Holders representing not less than a majority in Principal Amount of the Preferred Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available in respect of this Guarantee Agreement with respect to the Preferred Securities including the giving of directions to the Guarantee Trustee, or exercising any trust or other power conferred upon the Guarantee Trustee under this Guarantee Agreement, and (iv) any Holder of the Preferred Securities may institute a legal proceeding directly against J.P. Morgan to enforce its rights under this Guarantee Agreement, without first instituting a legal proceeding against the Trust, the Guarantee Trustee, or any other Person.

          SECTION 5.05. Guarantee of Payment. This is a guarantee of payment and not of collection. This Guarantee Agreement will not be discharged except by payment of the Guarantee Payments in full (without duplication of amounts theretofore paid by the Trust).

          SECTION 5.06. Subrogation. J.P. Morgan shall be subrogated to all (if any) rights of the Holders against the Trust in respect of any amounts paid to the Holders by J.P. Morgan under this Guarantee Agreement and the Trust shall not be required to make payment to the Holders of any amount of Guarantee Payments in respect of which payment has theretofore been made by J.P. Morgan pursuant to Section 5.01 hereof; provided, however, that J.P. Morgan shall not (except to the extent required by mandatory provisions of law) exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of a payment under this Guarantee Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Guarantee Agreement. If any amount shall be paid to J.P. Morgan in violation of the preceding sentence, J.P. Morgan agrees to pay over such amount to the Holders for application to the Guarantee Payments then due hereunder, if any, or to offset payments due to the Holders by the Trust.

          SECTION 5.07. Independent Obligations. J.P. Morgan acknowledges that its obligations hereunder are independent of the obligations of the Trust with respect to the Preferred Securities and that J.P. Morgan shall be liable as principal and sole debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee Agreement notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 5.03 hereof.


                                 ARTICLE VI

                 Limitation of Transactions; Subordination

          SECTION 6.01. Limitation of Transactions. So long as any Preferred Securities remain outstanding, J.P. Morgan shall: (i) not cause or permit any Common Securities to be transferred; (ii) maintain 100% ownership of all outstanding securities of each series of the Trust other than the Preferred Securities of any series; (iii) not voluntarily dissolve, wind up, liquidate or terminate the Trust; (iv) not incur or permit to exist any indebtedness of the Trust; and (v) not take any actions inconsistent with the treatment of the Trust as a grantor trust for United States Federal income tax purposes. So long as any Preferred Securities remain outstanding, J.P. Morgan will not declare or pay dividends on, or redeem, purchase, acquire or make a distribution or liquidation payment with respect to, any of its common stock or preferred stock or make any Guarantee Payment with respect thereto if at such time
(i) J.P. Morgan shall be in default with respect to its Guarantee Payments or other payment obligations hereunder or (ii) there shall have occurred any event of default under the Declaration; provided, however, that the foregoing restrictions shall not apply to (a) dividends, redemptions, purchases, acquisitions, distributions or payments made by J.P. Morgan by way of issuance of shares of its capital stock, (b) payments of accrued dividends by J.P. Morgan upon the redemption, exchange or conversion of any preferred stock of J.P. Morgan as may be outstanding from time to time in accordance with the terms of such preferred stock, (c) cash payments made by J.P. Morgan in lieu of delivering fractional shares upon the redemption, exchange or conversion of any preferred stock of J.P. Morgan as may be outstanding from time to time in accordance with the terms of such preferred stock, (d) repurchases, redemptions or other acquisitions of shares of capital stock of J.P. Morgan in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors of consultants, or (e) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of such rights pursuant thereto.

          SECTION 6.02. Subordination. This Guarantee Agreement will constitute an unsecured obligation of J.P. Morgan and will rank
(i) subordinate and junior in right of payment to all other liabilities of J.P. Morgan, (ii) pari passu with the most senior preferred stock outstanding as of the date hereof of J.P. Morgan and (iii) senior to J.P. Morgan's common stock. J.P. Morgan's obligations under this Guarantee Agreement will rank pari passu with respect to obligations under other guarantee agreements which it may enter into from time to time to the extent that such agreements shall be entered into in substantially the form hereof and provided for comparable guarantees by J.P. Morgan of payment on other preferred securities issued by the Trust or any similar trust sponsored by J.P. Morgan.

                                ARTICLE VII

                                Termination

          SECTION 7.01. This Guarantee Agreement shall terminate and be of no further force and effect as to the Preferred Securities upon full payment of the Preferred Redemption Price of the Preferred Securities, and shall terminate completely upon full payment of the amounts payable to Holders upon liquidation of the Trust; provided, however, that this Guarantee Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any Holder must restore payment of any sums paid under the Preferred Securities or under this Guarantee Agreement for any reason whatsoever. J.P. Morgan agrees to indemnify each Holder and hold it harmless against any loss it may suffer in such circumstances.

                                ARTICLE VIII

                  Limitation of Liability; Indemnification

          SECTION 8.01. Exculpation. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to J.P. Morgan or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Guarantee Agreement or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or wilful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of J.P. Morgan and upon such information, opinions, reports or statements presented to J.P. Morgan by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of J.P. Morgan, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amounts of assets from which Distributions to Holders of Preferred Securities might properly be paid.

          SECTION 8.02. Indemnification. (a) To the fullest extent permitted by applicable law, J.P. Morgan shall indemnify and hold harmless each Indemnified Person from and against any loss, damage or claim incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Guarantee Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or wilful misconduct with respect to such acts or omissions.

          (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by J.P. Morgan prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by J.P. Morgan of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 8.02(a).


                                 ARTICLE IX

                               Miscellaneous

          SECTION 9.01. Successors and Assigns. All guarantees and agreements contained in this Guarantee Agreement shall bind the successors, assigns, receivers, trustees and representatives of J.P. Morgan and shall inure to the benefit of the Holders. J.P. Morgan shall not assign its obligations hereunder without the prior approval of Holders of not less than a majority in Principal Amount of all Preferred Securities of all series then outstanding voting as a single class.

          SECTION 9.02. Amendments. Except with respect to any changes or waivers which do not adversely affect the rights of Holders (in which case no vote will be required), this Guarantee Agreement may only be amended or waived by instrument in writing signed by J.P. Morgan and the Guarantee Trustee with the prior approval of the Holders of not less than a majority in Principal Amount of all Preferred Securities then outstanding. The provisions of Section 12.02 of the Declaration concerning meetings of Holders shall apply to the giving of such approval.

          SECTION 9.03. Notices. Any notice, request or other communication required or permitted to be given hereunder to J.P. Morgan shall be given in writing by mail or by facsimile transmission (followed by mail), addressed to J.P. Morgan, as follows:

               (a) if given to J.P. Morgan, to the address set forth below or such other address as J.P. Morgan may give notice of to the Holders:

                       J.P. Morgan & Co. Incorporated
                       60 Wall Street
                       New York, New York 10260-0060
                       Facsimile No.: (212) 648-5175
                       Attention: Assistant Secretary

               (b) if given to the Guarantee Trustee, to the address set forth below or such other address as the Guarantee Trustee may give notice to the Holders:

                       First Trust of New York, National Association 100 Wall Street Suite 1600 New York, New York 10005 Facsimile No.: (212) 809-5459 Attention: Corporate Trust Administration

               (c) if given to any Holder of Preferred Securities, at the address set forth on the books and records of the Trust relating to such series.

          All notices hereunder shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

          SECTION 9.04. Genders. The masculine, feminine and neuter genders used herein shall include the masculine, feminine and neuter genders.

          SECTION 9.05. Benefit. This Guarantee Agreement is solely for the benefit of the Holders and, subject to Section 3.01(a), is not separately transferable from the Preferred Securities.

          SECTION 9.06. Governing Law. THIS GUARANTEE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS).

          SECTION 9.07. Counterparts. This Guarantee Agreement may be executed in counterparts, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.


          IN WITNESS WHEREOF, this Guarantee Agreement is executed as of the day and year first above written.



                                        J.P. MORGAN & CO. INCORPORATED,


                                        By _________________________ Name:
                                        Title:


                                        FIRST TRUST OF NEW YORK, NATIONAL
                                        ASSOCIATION, as Guarantee Trustee,

                                        By _________________________ Name:
                                        Title:

STATE OF NEW YORK         )
                          )
COUNTY OF NEW YORK        )


          BEFORE ME, the undersigned authority, on this [  ] day of [ ],
199_, personally appeared                 of J.P. Morgan & Co.
Incorporated, known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same as the act of such trust for the purposes and consideration herein expressed and in the capacity therein stated.

          GIVEN UNDER MY HAND AND SEAL THIS [  ] DAY OF [        ], 199_.

{SEAL}

                                        --------------------------------
                                        NOTARY PUBLIC, STATE OF NEW YORK
                                        Print Name: ____________________
                                        Commission Expires: ____________

STATE OF NEW YORK         )
                          )
COUNTY OF NEW YORK        )


          BEFORE ME, the undersigned authority, on this [   ] day of
[        ], 199_ , personally appeared [        ] of First Trust of
New York, National Association, known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same as the act of such trust for the purposes and consideration herein expressed and in the capacity therein stated.

          GIVEN UNDER MY HAND AND SEAL THIS [ ] DAY OF [          ], 199_.

{SEAL}

                                        --------------------------------
                                        NOTARY PUBLIC, STATE OF NEW YORK
                                        Print Name: ____________________
                                        Commission Expires: ____________

                                                  EXHIBIT 4(b)(2)










                  [FORM OF] GUARANTEE AGREEMENT


                         [FORM OF] GUARANTEE AGREEMENT (this
                    "Guarantee Agreement"), dated as of
                    [            ], 199[ ], executed and
                    delivered by J.P. Morgan & Co. Incorporated, a Delaware corporation ("J.P. Morgan") and First Trust of New York, National Association, as the initial Guarantee Trustee (as defined below) for the benefit of the Holders (as defined below) from time to time of the Preferred Securities (as defined below) of J.P. Morgan Index Funding
                    Company I, a Delaware statutory business trust (the "Trust").

          WHEREAS, pursuant to an Amended and Restated
Declaration of Trust (as amended from time to time, the "Declaration") dated as of March 26, 1998 among the trustees of the Trust, J.P. Morgan, as sponsor (the "Sponsor"), and the Holders from time to time of undivided beneficial interests in certain assets of the Trust, the Trust intends to issue and sell from time to time, in one or more series, up to $650,000,000 aggregate principal amount of its Commodity-Indexed Preferred Securities (the "Preferred Securities") and related common securities (the "Common Securities"), in each case representing undivided beneficial interests in a Related Note (as defined below) associated with such series and having such rights, preferences, privileges, limitations and restrictions as are set forth in a declaration supplement (a "Declaration Supplement") by the Sponsor in the form of Exhibit B to the Declaration providing for the issue of such series;

          WHEREAS, the Trust, on behalf of each Series of Securities (as defined below), will purchase Related Notes (as defined below) from Morgan Guaranty Trust Company of New York, a trust company with full banking powers organized under the laws of the State of New York ("Morgan Guaranty"), with the proceeds from the issuance and sale of each series of Preferred Securities and related Common Securities; and

          WHEREAS, J.P. Morgan desires hereby to irrevocably and unconditionally agree to the extent set forth herein to pay to the Holders the Guarantee Payments (as defined below) and to make certain other payments on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the purchase by each Holder of the Preferred Securities, which purchase J.P. Morgan hereby agrees shall benefit J.P. Morgan and which purchase J.P. Morgan acknowledges will be made in reliance upon the execution and delivery of this guarantee, J.P. Morgan executes and delivers this Guarantee Agreement for the benefit of the Holders.



                            ARTICLE I

                           Definitions

          (a) Capitalized terms used in this Guarantee Agreement but not defined in the preamble above have the respective meanings assigned to them in this Article I.

          (b) A term defined anywhere in this Guarantee Agreement has the same meaning throughout.

          (c) All references to "the Guarantee Agreement" or
"this Guarantee Agreement" are to this Guarantee Agreement as modified, supplemented or amended from time to time.

          (d) All references in this Guarantee Agreement to Articles and Sections are to Articles and Sections of this Guarantee Agreement unless otherwise specified.

          (e) A term defined in the Trust Indenture Act has the same meaning when used in this Guarantee Agreement unless otherwise defined in this Guarantee Agreement or unless the context otherwise requires.

          (f) A reference to the singular includes the plural and vice versa.

          "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act of 1933, as amended, or any successor rule thereunder.

          "Commission" means the Securities and Exchange
Commission.

          "Common Securities" means, with respect to a Series of Securities, the securities representing undivided beneficial interests in a Related Note associated with such Series of Securities and held by the Property Trustee for the benefit of the Holders of such Series of Securities, and having the terms set forth in a Declaration Supplement in the form of Exhibit B to the Declaration.

          "Covered Person" means any Holder of Preferred
Securities.

          "Distributions" means the periodic distributions and other payments payable to Holders of Preferred Securities in accordance with the terms of the Preferred Securities set forth in a Declaration Supplement in the form of Exhibit B to the Declaration.

          "Event of Default" means a default by J.P. Morgan on any of its payment or other obligations under this Guarantee
Agreement.

          "Guarantee Payments" means, with respect to Preferred Securities of any series, the following payments, without duplication, to the extent not paid by the Trust: (i) any accumulated and unpaid distributions which have been theretofore declared on the Preferred Securities of such series, to the extent Morgan Guaranty has made a corresponding payment on the relevant Related Note, out of funds legally available therefor,
(ii) the Preferred Redemption Price (including all accumulated and unpaid distributions), to the extent Morgan Guaranty has made a corresponding payment on the relevant Related Note, payable out of funds legally available therefor with respect to any Preferred Securities of such series called for redemption upon redemption thereof and (iii) upon the liquidation of the Trust, the lesser of (a) the Liquidation Distribution (as defined below) with respect to such series and (b) the amount of the assets of the Trust consisting of the relevant Related Note and the proceeds thereof, legally available for distribution to Holders of Preferred Securities of such series in liquidation.

          "Guarantee Trustee" means First Trust of New York, National Association until a Successor Guarantee Trustee has been appointed and accepted such appointment pursuant to the terms of this Guarantee Agreement and thereafter means each such Successor Guarantee Trustee.

          "Holder" means any Person from time to time holding any Preferred Securities of any series; provided, however, that in determining whether the Holders of the requisite percentage of Preferred Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include J.P. Morgan or any entity directly or indirectly controlling or controlled by or under direct or indirect common control with J.P. Morgan.

          "Indemnified Person" means the Guarantee Trustee, any
Affiliate of the Guarantee Trustee, and any officers, directors, shareholders, members, partners, employees, representatives or agents of the Guarantee Trustee.

          "Liquidation Distribution" means, with respect to Preferred Securities of any series, the aggregate Principal Amount of Preferred Securities of such series and all accumulated and unpaid distributions (whether or not declared) with respect to such Preferred Securities to but excluding the date of payment.

          "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "Preferred Redemption Price" means, with respect to Preferred Securities of any series, the aggregate Principal Amount of all Preferred Securities of such series plus accumulated and unpaid distributions (whether or not declared) with respect to such series to but excluding the date of redemption.

          "Preferred Securities" has the meaning set forth in the first WHEREAS clause above.

          "Principal Amount" means, at any time with respect to any Preferred Security of any series, the Redemption Value, the applicable Early Redemption Value or the stated liquidation preference thereof, as applicable, as determined in accordance with the Declaration Supplement creating such Preferred Securities.

          "Property Trustee" means the Person acting as Property
Trustee under the Declaration.

          "Related Note" means any obligation or obligations of Morgan Guaranty in which the proceeds from the issuance of Preferred Securities of any series and related Common Securities of such series are invested.

          "Responsible Officer" means, with respect to the Guarantee Trustee, the chairman of the board of directors, the president, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Guarantee Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

          "Series of Securities" means any series of Preferred
Securities and related Common Securities issued under the Declaration or a Declaration Supplement.

          "Successor Guarantee Trustee" means a successor
Guarantee Trustee possessing the qualifications to act as a Guarantee Trustee under Section 4.01.

          "Trust Indenture Act" means the Trust Indenture Act of
1939, as amended.


                            ARTICLE II

                       Trust Indenture Act

          SECTION 2.01. Trust Indenture Act; Application. (a) This Guarantee Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Guarantee Agreement and shall, to the extent applicable, be governed by such provisions.

          (b) If and to the extent that any provision of this Guarantee Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust
Indenture Act, such imposed duties shall control.

          (c) The application of the Trust Indenture Act to this Guarantee Agreement shall not affect the nature of the Preferred
Securities as equity securities representing undivided beneficial interests in the relevant Related Note held by the Trust.

          SECTION 2.02. Lists of Holders of Preferred Securities.
(a) J.P. Morgan shall provide the Guarantee Trustee with such information as is required under Section 312(a) of the Trust
Indenture Act at the times and in the manner provided in
Section 312(a).

          (b) The Guarantee Trustee shall comply with its obligations under Sections 310(b), 311 and 312(b) of the Trust
Indenture Act.

          SECTION 2.03. Reports by the Guarantee Trustee. Within 60 days after May 15 of each year, the Guarantee Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form, in the manner and at the times provided by
Section 313 of the Trust Indenture Act. The Guarantee Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

          SECTION 2.04. Periodic Reports to the Guarantee Trustee. J.P. Morgan shall provide to the Guarantee Trustee, the Commission and the Holders of the Preferred Securities, as applicable, such documents, reports and information as required by Section 314(a)(1)-(3) (if any) of the Trust Indenture Act and the compliance certificates required by Section 314(a)(4) and (c) of the Trust Indenture Act, any such certificates to be provided in the form, in the manner and at the times required by
Section 314(a)(4) and (c) of the Trust Indenture Act (provided that any certificate to be provided pursuant to Section 314(a)(4) of the Trust Indenture Act shall be provided within 120 days of the end of each fiscal year of the Trust).

          SECTION 2.05. Evidence of Compliance with Conditions Precedent. J.P. Morgan shall provide the Guarantee Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Guarantee Agreement which relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given pursuant to
Section 314(c) shall comply with Section 314(e) of the Trust
Indenture Act.

          SECTION 2.06. Events of Default; Waiver. (a) Subject to Section 2.06(b), Holders of Preferred Securities of any series may by vote of at least a majority in Principal Amount of the Preferred Securities of such series, (A) direct the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee, or exercising any trust or power conferred upon by the Guarantee Trustee, in either case with respect to such series or (B) on behalf of the Holders of all Preferred Securities of such series waive any past Event of Default with respect to such series and its consequences. Upon such waiver, any such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Guarantee Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default (with respect to such series or any other series) or impair any right consequent thereon.

          (b) The right of any Holder of Preferred Securities to receive payment of the Guarantee Payments in accordance with this Guarantee Agreement, or to institute suit for the enforcement of any such payment, shall not be impaired without the consent of each such Holder.

          SECTION 2.07. Disclosure of Information. The disclosure of information as to the names and addresses of the Holders of the Preferred Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law, or any law hereafter enacted which does not specifically refer to Section 312 of the Trust Indenture Act, nor shall the Guarantee Trustee be held accountable by reason of mailing any material pursuant to a request made under
Section 312(b) of the Trust Indenture Act.

          SECTION 2.08. Conflicting Interest. The Declaration shall be deemed to be specifically described in this Guarantee
Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.


                           ARTICLE III

          Powers, Duties and Rights of Guarantee Trustee

          SECTION 3.01. Powers and Duties of the Guarantee Trustee. (a) This Guarantee Agreement shall be held by the Guarantee Trustee in trust for the benefit of the Holders of the Preferred Securities. The Guarantee Trustee shall not transfer its right, title and interest in this Guarantee Agreement to any Person except a Successor Guarantee Trustee on acceptance by such Successor Guarantee Trustee of its appointment to act as Guarantee Trustee or to a Holder of Preferred Securities exercising his or her rights pursuant to Section 5.04. The right, title and interest of the Guarantee Trustee to this Guarantee Agreement shall vest automatically in each Person who may hereafter be appointed as Guarantee Trustee in accordance with
Article IV. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

          (b)  If an Event of Default with respect to Preferred
Securities of any series occurs and is continuing, the Guarantee
Trustee shall enforce this Guarantee Agreement for the benefit of the Holders of such Preferred Securities.

          (c) This Guarantee Agreement and all moneys received by the Property Trustee hereunder in respect of the Guarantee Payments will not be subject to any right, charge, security interest, lien or claim of any kind in favor of, or for the benefit of the Guarantee Trustee or its agents or their creditors.

          (d) The Guarantee Trustee shall, within 30 days after the occurrence of an Event of Default with respect to Preferred Securities of any series, transmit by mail, first class postage prepaid, to the holders of such Preferred Securities, as their names and addresses appear upon the register, notice of all Events of Default known to the Guarantee Trustee, unless such defaults shall have been cured before the giving of such notice; provided, that, the Guarantee Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers, of the Guarantee Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of such Preferred Securities. The Guarantee Trustee shall not be deemed to have knowledge of any default except any default as to which the Guarantee Trustee shall have received written notice or a Responsible Officer charged with the administration of the Guarantee Agreement shall have obtained written notice.

          (e) The Guarantee Trustee shall not resign as a Trustee unless a Successor Guarantee Trustee has been appointed and accepted that appointment in accordance with Article IV.

          SECTION 3.02. Certain Rights and Duties of the Guarantee Trustee. (a) The Guarantee Trustee, before the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Guarantee Agreement, and no implied covenants shall be read into this Guarantee Agreement against the Guarantee Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06(a)), the Guarantee Trustee shall exercise such of the rights and powers vested in it by this Guarantee Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in this conduct of his or her own affairs.

          (b) No provision of this Guarantee Agreement shall be construed to relieve the Guarantee Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred;

               (A) the duties and obligations of the Guarantee Trustee shall be determined solely by the express provisions of this Guarantee Agreement, and the Guarantee Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Guarantee Agreement, and no implied covenants or obligations shall be read into this Guarantee Agreement against the Guarantee Trustee; and

               (B) in the absence of bad faith on the part of the Guarantee Trustee, the Guarantee Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Guarantee Trustee and conforming to the requirements of this Guarantee Agreement; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Guarantee Trustee, the Guarantee Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Guarantee Agreement;

          (ii) the Guarantee Trustee shall not be liable for any error of judgment made in good faith by a Responsible
     Officer of the Guarantee Trustee, unless it shall be proved that the Guarantee Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Guarantee Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of Preferred Securities as provided herein relating to the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee, or exercising any trust or power conferred upon the Guarantee Trustee under this Guarantee Agreement; and

          (iv) no provision of this Guarantee Agreement shall require the Guarantee Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of its duties or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Guarantee Agreement or adequate indemnity against such risk or liability is not reasonably assured to it.

          (c)  Subject to the provisions of Section 3.02(a) and
(b):

          (i) whenever in the administration of this Guarantee Agreement, the Guarantee Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Guarantee Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon a certificate, which shall comply with the provisions of Section 314(e) of the Trust Indenture Act, signed by any authorized officer of J.P. Morgan;

          (ii) the Guarantee Trustee (A) may consult with counsel of its choice (which may be counsel to J.P. Morgan or any of its Affiliates and may include any of its employees) selected by it in good faith and with due care and the written advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice and opinion and
     (B) shall have the right at any time to seek instructions concerning the administration of this Guarantee Agreement from any court of competent jurisdiction;

          (iii) the Guarantee Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Guarantee Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it in good faith and with due care;

          (iv) the Guarantee Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Guarantee Agreement at the request or direction of any Holders of Preferred Securities, unless such Holders shall have offered to the Guarantee Trustee reasonable security and indemnity against the costs, expenses (including its attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction; provided that nothing contained in this clause (iv) shall relieve the Guarantee Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived) to exercise such of the rights and powers vested in it by this Guarantee Agreement, and to use the same degree of care and skill in this exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs; and

          (v) any action taken by the Guarantee Trustee or its agents hereunder shall bind the Holders of any affected series of Preferred Securities and the signature of the Guarantee Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Guarantee Trustee to so act, or as to its compliance with any of the terms and provisions of this Guarantee Agreement, both of which shall be conclusively evidenced by the Guarantee Trustee's or its agent's taking such action.

          SECTION 3.03. Not Responsible for Recitals or Issuance of Guarantee Agreement. The recitals contained in this Guarantee Agreement shall be taken as the statements of J.P. Morgan and the Guarantee Trustee does not assume any responsibility for their correctness. The Guarantee Trustee makes no representations as to the validity or sufficiency of this Guarantee Agreement.


                            ARTICLE IV

                        Guarantee Trustee

          SECTION 4.01. Qualifications. (a) There shall at all times be a Guarantee Trustee which shall:

          (i) not be an Affiliate of J.P. Morgan; and

          (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this
     Section 4.01(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          If at any time the Guarantee Trustee shall cease to satisfy the requirements of clauses (i)-(ii) above, the Guarantee Trustee shall immediately resign in the manner and with the effect set out in Section 4.02. If the Guarantee Trustee has or shall acquire any "conflicting interest" within the meaning of
Section 310(b) of the Trust Indenture Act, the Guarantee Trustee and J.P. Morgan shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

          SECTION 4.02. Appointment, Removal and Resignation of
Guarantee Trustee. (a)  Subject to Section 4.02(b), the Guarantee
Trustee may be appointed or removed without cause at any time by J.P. Morgan.

          (b) The Guarantee Trustee shall not be removed in accordance with Section 4.02(a) until a Successor Guarantee Trustee possessing the qualifications to act as Guarantee Trustee under Section 4.01(a) has been appointed and has accepted such appointment by written instrument executed by such Successor Guarantee Trustee and delivered to J.P. Morgan and the Guarantee Trustee being removed.

          (c) The Guarantee Trustee appointed to office shall hold office until his successor shall have been appointed or until its removal or resignation.

          (d) The Guarantee Trustee may resign from office (without need for prior or subsequent accounting) by an instrument (a "Resignation Request") in writing signed by the Guarantee Trustee and delivered to J.P. Morgan, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that no such resignation of the Guarantee Trustee shall be effective until a Successor Guarantee Trustee possessing the qualifications to act as Guarantee Trustee under Section 4.01(a) has been appointed and has accepted such appointment by instrument executed by such Successor Guarantee Trustee and delivered to J.P. Morgan and the resigning Guarantee Trustee.

          (e) If no Successor Guarantee Trustee shall have been appointed and accepted appointed as provided in this Section 4.02 within 60 days after delivery to J.P. Morgan of a Resignation Request, the resigning Guarantee Trustee may petition any court of competent jurisdiction for appointment of a Successor Guarantee Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a Successor Guarantee Trustee.



                            ARTICLE V

                            Guarantee

          SECTION 5.01. Guarantee. J.P. Morgan irrevocably and unconditionally agrees, to the extent set forth herein, to pay in full to the Holders of Preferred Securities of each series the Guarantee Payments with respect to such Preferred Securities, as and when due (except to the extent paid by the Trust), regardless of any defense, right of set- off or counterclaim which the Trust may have or assert. This Guarantee Agreement is continuing, irrevocable, unconditional and absolute.

          SECTION 5.02. Waiver of Notice. J.P. Morgan hereby waives notice of acceptance of this Guarantee Agreement and of any liability to which it applies or may apply, presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

          SECTION 5.03. Obligations Not Affected. The obligations, covenants, agreements and duties of J.P. Morgan under this Guarantee Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

          (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the

     Trust of any express or implied agreement, covenant, term or condition relating to the Preferred Securities of any series to be performed or observed by the Trust;

          (b) the extension of time for the payment by the Trust of all or any portion of the distributions, Preferred Redemption Price, liquidation distributions or any other sums payable under the terms of the Preferred Securities of any series or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Preferred Securities of any series;

          (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Preferred Securities of any series, or any action on the part of the Trust granting indulgence or extension of any kind;

          (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust;

          (e) any invalidity of, or defect or deficiency in, the Preferred Securities of any series;

          (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

          (g) any other circumstances whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this
     Section 5.03 that the obligations of J.P. Morgan hereunder shall be absolute and unconditional under any and all circumstances.

There shall be no obligation of the Holders to give notice to, or obtain consent of, J.P. Morgan with respect to the happening of any of the foregoing.

          SECTION 5.04. Enforcement of Guarantee Agreement. J.P. Morgan and the Guarantee Trustee expressly acknowledge that
(i) this Guarantee Agreement will be deposited with the Guarantee Trustee to be held for the benefit of the Holders; (ii) the Guarantee Trustee has the right to enforce this

Guarantee Agreement on behalf of the Holders; (iii) Holders representing not less than a majority in Principal Amount of the Preferred Securities of any series have the right to direct the time, method and place of conducting any proceeding for any remedy available in respect of this Guarantee Agreement with respect to such Preferred Securities including the giving of directions to the Guarantee Trustee, or exercising any trust or other power conferred upon the Guarantee Trustee under this Guarantee Agreement, and (iv) any Holder of Preferred Securities of any series may institute a legal proceeding directly against J.P. Morgan to enforce its rights under this Guarantee Agreement, without first instituting a legal proceeding against the Trust, the Guarantee Trustee, or any other Person.

          SECTION 5.05. Guarantee of Payment. This is a guarantee of payment and not merely of collection. This Guarantee Agreement will not be discharged except by payment of the Guarantee
Payments in full (without duplication of amounts theretofore paid by the Trust).

          SECTION 5.06. Subrogation. J.P. Morgan shall be subrogated to all (if any) rights of the Holders against the Trust in respect of any amounts paid to the Holders by J.P. Morgan under this Guarantee Agreement and the Trust shall not be required to make payment to the Holders of any amount of Guarantee Payments in respect of which payment has theretofore been made by J.P. Morgan pursuant to Section 5.01 hereof; provided, however, that J.P. Morgan shall not (except to the extent required by mandatory provisions of law) exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of a payment under this Guarantee Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Guarantee Agreement. If any amount shall be paid to J.P. Morgan in violation of the preceding sentence, J.P. Morgan agrees to pay over such amount to the Holders for application to the Guarantee Payments then due hereunder, if any, or to offset payments due to the Holders by the Trust.

          SECTION 5.07. Independent Obligations. J.P. Morgan acknowledges that its obligations hereunder are independent of the obligations of the Trust with respect to the Preferred Securities and that J.P. Morgan shall be liable as principal and sole debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee Agreement notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section
5.03 hereof.


                            ARTICLE VI

            Limitation of Transactions; Subordination

          SECTION 6.01. Limitation of Transactions. So long as any Preferred Securities of any series remain outstanding, J.P. Morgan shall: (i) not cause or permit any Common Securities to be transferred; (ii) maintain 100% ownership of all outstanding securities of each series of the Trust other than the Preferred Securities of any series; (iii) not voluntarily dissolve, wind up, liquidate or terminate the Trust; (iv) not incur or permit to exist any indebtedness of the Trust; and (v) not take any actions inconsistent with the treatment of the Trust as a grantor trust for United States Federal income tax purposes. So long as any Preferred Securities remain outstanding, J.P. Morgan will not declare or pay dividends on, or redeem, purchase, acquire or make a distribution or liquidation payment with respect to, any of its common stock or preferred stock or make any Guarantee Payment with respect thereto if at such time (i) J.P. Morgan shall be in default with respect to its Guarantee Payments or other payment obligations hereunder or (ii) there shall have occurred any event of default under the Declaration; provided, however, that the foregoing restrictions shall not apply to (a) dividends, redemptions, purchases, acquisitions, distributions or payments made by J.P. Morgan by way of issuance of shares of its capital stock, (b) payments of accrued dividends by J.P. Morgan upon the redemption, exchange or conversion of any preferred stock of J.P. Morgan as may be outstanding from time to time in accordance with the terms of such preferred stock, (c) cash payments made by J.P. Morgan in lieu of delivering fractional shares upon the redemption, exchange or conversion of any preferred stock of J.P. Morgan as may be outstanding from time to time in accordance with the terms of such preferred stock, (d) repurchases, redemptions or other acquisitions of shares of capital stock of J.P. Morgan in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors of consultants, or (e) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of such rights pursuant thereto.

          SECTION 6.02. Subordination. This Guarantee Agreement will constitute an unsecured obligation of J.P. Morgan and will rank (i) subordinate and junior in right of payment to all other liabilities of J.P. Morgan, (ii) pari passu with the most senior preferred stock outstanding as of the date hereof of J.P. Morgan and (iii) senior to J.P. Morgan's common stock. J.P. Morgan's obligations under this Guarantee Agreement will rank pari passu with respect to obligations under other guarantee agreements which it may enter into from time to time to the extent that such agreements shall be entered into in substantially the form hereof and provided for comparable guarantees by J.P. Morgan of payment on other preferred securities issued by the Trust or any similar trust sponsored by J.P. Morgan.


                           ARTICLE VII

                           Termination

          SECTION 7.01. This Guarantee Agreement shall terminate and be of no further force and effect as to Preferred Securities of any series upon full payment of the Preferred Redemption Price of such series, and shall terminate completely upon full payment of the amounts payable to Holders upon liquidation of the Trust; provided, however, that this Guarantee Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any Holder must restore payment of any sums paid under the Preferred Securities of such series or under this Guarantee Agreement for any reason whatsoever. J.P. Morgan agrees to indemnify each Holder and hold it harmless against any loss it may suffer in such circumstances.


                           ARTICLE VIII

             Limitation of Liability; Indemnification

          SECTION 8.01. Exculpation. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to J.P. Morgan or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Guarantee Agreement or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or wilful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of J.P. Morgan and upon such information, opinions, reports or statements presented to J.P. Morgan by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of J.P. Morgan, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amounts of assets from which Distributions to Holders of Preferred Securities might properly be paid.

          SECTION 8.02. Indemnification. (a) To the fullest extent permitted by applicable law, J.P. Morgan shall indemnify and hold harmless each Indemnified Person from and against any loss, damage or claim incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Guarantee Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or wilful misconduct with respect to such acts or omissions.

          (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by J.P. Morgan prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by J.P. Morgan of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 8.02(a).


                            ARTICLE IX

                          Miscellaneous


          SECTION 9.01. Successors and Assigns. All guarantees and agreements contained in this Guarantee

Agreement shall bind the successors, assigns, receivers, trustees and representatives of J.P. Morgan and shall inure to the benefit of the Holders of the Preferred Securities then outstanding. J.P. Morgan shall not assign its obligations hereunder without the prior approval of Holders of not less than a majority in Principal Amount of all Preferred Securities of all series then outstanding voting as a single class.

          SECTION 9.02. Amendments. Except with respect to any changes or waivers which do not adversely affect the rights of Holders (in which case no vote will be required), this Guarantee Agreement may only be amended or waived by instrument in writing signed by J.P. Morgan and the Guarantee Trustee with the prior approval of the Holders of not less than a majority in Principal Amount of all Preferred Securities of each affected series then outstanding voting as a single class. The provisions of
Section 12.02 of the Declaration concerning meetings of Holders shall apply to the giving of such approval.

          SECTION 9.03. Notices. Any notice, request or other communication required or permitted to be given hereunder to J.P.
Morgan shall be given in writing by mail or by facsimile transmission (followed by mail), addressed to J.P. Morgan, as follows:

          (a) if given to J.P. Morgan, to the address set forth below or such other address as J.P. Morgan may give notice of to the Holders:

              J.P. Morgan & Co. Incorporated
              60 Wall Street
              New York, New York 10260-0060
              Facsimile No.:  (212) 648-5175
              Attention:  Assistant Secretary

          (b) if given to the Guarantee Trustee, to the address set forth below or such other address as the Guarantee
     Trustee may give notice to the Holders:

              First Trust of New York, National Association
              100 Wall Street
              Suite 1600
              New York, New York 10005
              Facsimile No.:  (212) 809-5459
              Attention:  Corporate Trust Administration

          (c) if given to any Holder of Preferred Securities of any series, at the address set forth on the books and records of the Trust relating to such series.

          All notices hereunder shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

          SECTION 9.04. Genders. The masculine, feminine and neuter genders used herein shall include the masculine, feminine and neuter genders.

          SECTION 9.05. Benefit. This Guarantee Agreement is solely for the benefit of the Holders and, subject to
Section 3.01(a), is not separately transferable from the Preferred Securities.

          SECTION 9.06. Governing Law. THIS GUARANTEE AGREEMENT
SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO
PRINCIPLES OF CONFLICTS OF LAWS).

          SECTION 9.07. Counterparts. This Guarantee Agreement may be executed in counterparts, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

          [SECTION 9.08. Exercise of Overallotment Option. If and to the extent that any Preferred Securities are issued by the Trust upon exercise of the overallotment option referred to the third WHEREAS clause, J.P. Morgan agrees to give prompt notice thereof to the Guarantee Trustee but the failure to give such notice shall not relieve J.P. Morgan of any of its obligations hereunder.]


          IN WITNESS WHEREOF, this Guarantee Agreement is executed as of the day and year first above written.



                              J.P. MORGAN & CO.
                              INCORPORATED,


                              By_________________________
                                Name:
                                Title:


                              FIRST TRUST OF NEW YORK,
                              NATIONAL ASSOCIATION, as
                              Guarantee Trustee,

                              By_________________________
                                Name:
                                Title:

STATE OF NEW YORK      )
                       )
COUNTY OF NEW YORK     )


          BEFORE ME, the undersigned authority, on this [  ] day
of [ ], 199_, personally appeared                 of J.P. Morgan
& Co. Incorporated, known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same as the act of such trust for the purposes and consideration herein expressed and in the capacity therein stated.

          GIVEN UNDER MY HAND AND SEAL THIS      DAY OF
[        ], 199_.

{SEAL}

                                   --------------------------------
                                   NOTARY PUBLIC, STATE OF NEW YORK
                                   Print Name: ____________________
                                   Commission Expires: ____________

STATE OF NEW YORK      )
                       )
COUNTY OF NEW YORK     )


          BEFORE ME, the undersigned authority, on this [   ] day
of [        ], 199_ , personally appeared [        ] of First
Trust of New York, National Association, known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same as the act of such trust for the purposes and consideration herein expressed and in the capacity therein stated.

          GIVEN UNDER MY HAND AND SEAL THIS 31st DAY OF
[          ], 199_.

{SEAL}

                                   --------------------------------
                                   NOTARY PUBLIC, STATE OF NEW YORK
                                   Print Name: ____________________
                                   Commission Expires: ____________

                                                     EXHIBIT 4(c)





                         [FORM OF] RELATED NOTE GUARANTEE
                    AGREEMENT (the "Related Note Guarantee"), dated as of , 199[ ], executed and delivered by J.P. MORGAN & CO. INCORPORATED, a Delaware corporation ("J.P. Morgan"), for the benefit of FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, as Property Trustee (the "Property Trustee") of J.P. MORGAN INDEX FUNDING COMPANY I, a Delaware statutory business trust (the "Trust") and as the holder from time to time of the Related Notes (as defined below).

          WHEREAS, the Trust intends to issue from time to time, in one or more series, its common trust securities (the "Common Securities") to and receive related capital contributions from J.P. Morgan, and to issue and sell from time to time, in one or more series, related preferred trust securities (the "Preferred Securities") with such rights, preferences, privileges, limitations and restrictions as are set forth in a declaration supplement or supplements (each, a "Declaration Supplement") to the Declaration (as defined below) providing for the issuance of such series;

          WHEREAS, the Trust, on behalf of the holders from time to time of each series of Preferred Securities and related Common Securities, will purchase from Morgan Guaranty Trust Company of New York, a trust company with full banking powers organized under the laws of the State of New York and a wholly-owned subsidiary of J.P. Morgan ("Morgan Guaranty"), one or more related notes (the "Related Notes") with the proceeds from the issuance and sale of each series of Preferred Securities and related Common Securities, the distribution and principal repayment terms of which Related Note shall mirror the related series of securities; and

          WHEREAS, J.P. Morgan desires hereby to irrevocably and unconditionally agree to the extent set forth herein to pay to the Property Trustee the Related Note Guarantee Payments (as defined below) and to make certain other payments on the terms and conditions set forth herein.


          NOW, THEREFORE, in consideration of the purchase by the Trust of the Related Notes, which purchase J.P. Morgan hereby agrees shall benefit J.P. Morgan and which purchase J.P. Morgan acknowledges will be made in reliance upon the execution and delivery of this Related Note Guarantee, J.P. Morgan executes and delivers this Related Note Guarantee for the benefit of the Property Trustee for the benefit of the holders from time to time of the Preferred Securities and the related Common Securities.


                            ARTICLE I

        As used in this Related Note Guarantee, the terms set forth below shall have the following meanings:

          "Related Note Guarantee Payments" shall mean, with respect to any Related Note, the following payments, without duplication, to the extent not paid by Morgan Guaranty: (i) any accrued and unpaid interest on such Related Note and (ii) the Related Note Redemption Price (including all accrued and unpaid interest) payable with respect to such Related Note to be redeemed, in whole or in part, upon redemption thereof.

          "Declaration" shall mean the Trust's Amended and Restated Declaration of Trust dated as of March 26, 1998, among the Sponsor, the Regular Trustees, the Property Trustee, the Delaware Trustee (each as defined therein) and the holders from time to time of securities of the Trust, as amended from time to time.

          "Principal Amount" shall mean, at any time with respect to any Preferred Security of any series and, if applicable, the related Common Securities, the Redemption Value, the applicable Early Redemption Value or stated liquidation preference thereof, as applicable, determined in accordance with the Declaration Supplement creating such series of Preferred Securities.

          "Related Note Redemption Price" shall mean, with respect to any Related Note at any time, an amount equal to the aggregate Principal Amount of all Preferred Securities of the related series and related Common Securities to be redeemed at such time, plus accrued and unpaid interest with respect to such Related Note to but excluding the date of redemption.


                            ARTICLE II

          SECTION 2.01. J.P. Morgan irrevocably and unconditionally agrees, to the extent set forth herein, to pay in full, to the Property Trustee, for the benefit of the holders from time to time of the Preferred Securities and related Common Securities associated with any Related Note, the Related Note Guarantee Payments with respect to such Related Note, as and when due (except to the extent paid by

Morgan Guaranty), regardless of any defense, right of set- off or counterclaim which the Morgan Guaranty may have or assert. This
Related Note Guarantee is continuing, irrevocable, unconditional and absolute.

          SECTION 2.02. J.P. Morgan hereby waives notice of acceptance of this Related Note Guarantee and of any liability to which it applies or may apply, presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

          SECTION 2.03. The obligations, covenants, agreements and duties of J.P. Morgan under this Related Note Guarantee shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

          (a) the release or waiver, by operation of law or otherwise, of the performance or observance by Morgan
     Guaranty of any express or implied agreement, covenant, term or condition relating to the Related Notes to be performed or observed by Morgan Guaranty;

          (b) the extension of time for the payment by Morgan Guaranty of all or any portion of the interest payments, the Related Note Redemption Price or any other sums payable under the terms of the Related Notes or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Related Notes;

          (c) any failure, omission, delay or lack of diligence on the part of the Property Trustee or the Trust to enforce, assert or exercise any right, privilege, power or remedy conferred on the Property Trustee or the Trust pursuant to the terms of the Related Notes, or any action on the part of Morgan Guaranty granting indulgence or extension of any kind;

          (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, Morgan Guaranty or any of the assets of Morgan Guaranty;

          (e) any invalidity of, or defect or deficiency in, any of the Related Notes; or

          (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred.

There shall be no obligation of the Property Trustee or the Trust to give notice to, or obtain consent of, J.P. Morgan with respect to the happening of any of the foregoing.

          SECTION 2.04. This is a guarantee of payment and not of collection. The Property Trustee may enforce this Guarantee directly against J.P. Morgan, and J.P. Morgan waives any right or remedy to require that any action be brought against Morgan
Guaranty or any other person or entity before proceeding against J.P. Morgan. If an Event of Default (as defined in the Related
Note issued in connection with the issuance of Preferred
Securities of any series and the related Common Securites of such series) has occurred and is continuing and is attributable to the failure of Morgan Guaranty to pay principal or interest on such Related Note on the date such principal or interest is otherwise payable (or in the case of a redemption, on the redemption date) any Holder of the outstanding Preferred Securities of such series may directly institute a proceeding under the Related Note
Guarantee with respect to the Preferred Securities of such series against JPM for enforcement of payment to such Holder of the related Principal Amount of or dividends or other distributions on, as applicable, the Preferred Securities of such series of such Holder (a "Direct Action") on or after the date of the occurrence of such Event of Default. In connection with such Direct Action, the rights of the Holder of the Common Securities of such series shall be subrogated to the rights of such Holder of Preferred Securities of such series to the extent of any payment made by JPM to such Holder of Preferred Securities of such series in such Direct Action. Subject to Section 2.05 hereof, all waivers herein contained shall be without prejudice to the Property Trustee's or any Holder's right to proceed against Morgan Guaranty, whether by separate action or by joinder.

          SECTION 2.05 J.P. Morgan shall be subrogated to all (if any) rights of the Property Trustee or any Holder against Morgan Guaranty in respect of any amounts paid to the Property Trustee or any Holder by J.P. Morgan under this Related Note Guarantee and Morgan Guaranty shall not be required to make payment to the Property Trustee or any Holder of any amount of Related Note Guarantee Payments in respect of which payment has theretofore been made by J.P. Morgan pursuant to Section 2.01 hereof; provided, however, that J.P. Morgan shall not (except to the extent required by mandatory provisions of law) exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of a payment under this Related Note Guarantee, if, at the time of any such payment, any amounts are due and unpaid under this Related Note Guarantee. If any amount shall be paid to J.P. Morgan in violation of the preceding sentence, J.P. Morgan agrees to pay over such amount to the Property Trustee for application to the Related Note Guarantee Payments then due hereunder, if any, or to amounts due the Trust from Morgan Guaranty under the relevant Related Note.

          SECTION 2.06. J.P. Morgan acknowledges that its obligations hereunder are independent of the obligations of Morgan Guaranty with respect to the Related Notes and that J.P. Morgan shall be liable as principal and sole debtor hereunder to make Related Note Guarantee Payments pursuant to the terms of this Related Note Guarantee notwithstanding the occurrence of any event referred to in subsections (a) through (f), inclusive, of
Section 2.03 hereof.


                           ARTICLE III

          The Related Note Guarantee will constitute an unsecured obligation of J.P. Morgan and will rank (i) subordinate and junior in right of payment to all other liabilities of J.P. Morgan, (ii) pari passu with the most senior preferred stock outstanding as of the date hereof of J.P. Morgan and (iii) senior to J.P. Morgan's common stock.


                            ARTICLE IV

          This Related Note Guarantee shall terminate and be of no further force and effect as to any Related Note upon full payment of the Related Note Redemption Price with respect to such Related Note; provided, however, that this Related Note Guarantee shall continue to be effective or shall be reinstated, as the case may be, if at any time the Property Trustee must restore payment of any sums paid under such Related Note or under this Related Note Guarantee for any reason whatsoever. J.P. Morgan agrees to indemnify the Property Trustee and hold it harmless against any loss it may suffer in such circumstances.


                            ARTICLE V

          SECTION 5.01. All guarantees and agreements contained in this Related Note Guarantee shall bind the successors, assigns, receivers, trustees and representatives of J.P. Morgan and shall inure to the benefit of the

Property Trustee and its successors. J.P. Morgan shall not assign its obligations hereunder without the prior approval of the Property Trustee.

          SECTION 5.02. This Related Note Guarantee may be amended or waived only with the prior approval of the Property Trustee; provided that no such amendment or waiver shall adversely affect the holders of the Preferred Securities without the consent of at least a majority in Principal Amount of all Preferred Securities of each affected series then outstanding, voting as a single class.

          SECTION 5.03. Any notice, request or other communication required or permitted to be given hereunder to J.P.
Morgan shall be given in writing by mail or by facsimile transmission (followed by mail), addressed to J.P. Morgan, as follows:

              J.P. Morgan & Co. Incorporated
              60 Wall Street
              New York, NY  10260-0060

              Facsimile No.: (212) 648-5175
              Attention:  Assistant Secretary

          Any notice, request or other communication required or permitted to be given hereunder to the Property Trustee shall be given by J.P. Morgan in the same manner as set forth in Section
14.01 of the Declaration.

          SECTION 5.04. This Related Note Guarantee is solely for the benefit of the Property Trustee and is not separately transferable from the Related Notes.

          SECTION 5.05. Pursuant to the Declaration, under certain circumstances, holders of not less than a majority in Principal Amount of Preferred Securities of any series voting as a separate class shall have the right to direct the Property Trustee to enforce its rights under this Related Note Guarantee.

          SECTION 5.06. THIS RELATED NOTE GUARANTEE SHALL BE
GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK.


          IN WITNESS WHEREOF, this Related Note Guarantee is executed as of the day and year first above written.

                                   J.P. MORGAN & CO.
                                   INCORPORATED,


                                   By
                                     ---------------------------
                                     Name:
                                     Title: